EXHIBIT 99.1


                         RECKSON ASSOCIATES REALTY CORP.



                               SECOND QUARTER 2002
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA



                                 AUGUST 7, 2002



                    225 BROADHOLLOW ROAD, MELVILLE, NY 11747
               PHONE: 631.694.6900 1.888.RECKSON FAX: 631.622.6790
                                 WWW.RECKSON.COM




                           [RECKSON GRAPHIC OMITTED]

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TABLE OF CONTENTS
                                                                                                                        Page(s)
                                                                                                                        -------
         Company Information
               o        Corporate Information.............................................................................2-3
               o        Reporting Period Highlights.......................................................................4-5
               o        Stock Performance...................................................................................6

         Financial Highlights
               o        Key Financial Data..................................................................................7
               o        Statements of Operations............................................................................8
               o        Funds from Operations and Cash Available for Distribution........................................9-11
               o        Consolidated Balance Sheets........................................................................12
               o        Debt Summary.......................................................................................13
               o        Preferred Securities...............................................................................14

         Portfolio Performance
               o        Same Property Performance.......................................................................15-16
               o        Portfolio Snapshot.................................................................................17
               o        Occupancy Analysis..............................................................................18-19
               o        Leasing Statistics..............................................................................20-21
               o        Lease Expirations...............................................................................22-25
               o        Top 25 Tenants.....................................................................................26
               o        Capital Expenditures Analysis...................................................................27-29

         Market Statistics
               o        Suburban Market Overviews.......................................................................30-31
               o        New York City Sub-Markets.......................................................................32-33
               o        Long Island Sub-Markets............................................................................34
               o        Westchester Sub-Markets............................................................................35
               o        New Jersey Sub-Markets.............................................................................36

         Value Creation Pipeline Schedule..................................................................................37

         Unconsolidated Real Estate Joint Ventures.........................................................................38

         Reckson Strategic Venture Partners (RSVP)
               o        Combined Balance Sheets............................................................................39
               o        Summary of Invested Capital........................................................................40
               o        Summarized Platform Balance Sheets.................................................................41


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Certain matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; credit of our tenants; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this presentation.

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CORPORATE INFORMATION

CORPORATE PROFILE

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily by acquiring, developing and redeveloping Class A office and industrial properties throughout Long Island. In June 1995, Reckson successfully completed its initial public offering. Subsequently, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and New York City. By transporting the formula that built its success on Long Island to the other Tri-State area markets, Reckson is now positioned as the premier real estate franchise in the New York Tri-State area.

Today, Reckson owns 181 properties comprised of approximately 20.5 million square feet located throughout the New York Tri-State area markets. These properties are comprised of 13.8 million square feet of Class A office space and
6.7 million square feet of industrial space. The Company has a total market capitalization of approximately $3.3 billion and has generated a total return to its initial Class A common shareholders of approximately 212% for the period June 2, 1995 through June 30, 2002.

Reckson is a fully integrated real estate operating company specializing in the acquisition, leasing, financing, property and asset management, design and development and construction of Class A office and industrial properties in the New York Tri-State area.

CORPORATE HEADQUARTERS

225 Broadhollow Road
Melville, New York 11747-4883
Telephone:        (631) 694-6900
                  (888) RECKSON
Facsimile:        (631) 622-6790
Web site:         www.reckson.com

EXECUTIVE OFFICER CONTACTS

Donald Rechler    Co-Chief Executive Officer
                  Chairman of the Board

Scott Rechler     Co-Chief Executive Officer
                  Chairman of the Executive Committee

Michael Maturo    Chief Financial Officer
                  Executive Vice President

INVESTOR RELATIONS

Susan McGuire   Vice President Investor Relations
Telephone:        (631) 622-6642
Facsimile:        (631) 622-6790
E-mail:           smcguire@reckson.com

To request an Investor Relations package or be added to our distribution list, please contact us at:
Telephone:        (631) 622-6746
Facsimile:        (631) 622-6790
E-mail:           investorrelations@reckson.com
Web site:         www.reckson.com  (Go to Information Request in the Investor
                                   Relations section)


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CORPORATE INFORMATION

RESEARCH COVERAGE

CIBC World Markets                           Legg Mason
Anthony Paolone                              David Fick/Kenneth Weinberg
(212) 667-8116                               (410) 454-5018/(410) 454-5175

Credit Suisse First Boston                   Lehman Brothers
Lawrence Raiman                              David Shulman/Stuart Axelrod
(212) 538-2380                               (212) 526-3413/(212) 526-3410

Deutsche Bank Securities                     McDonald & Company
Louis Taylor                                 Anatole Pevnev
(212) 469-4912                               (216) 263-4783

Goldman Sachs                                Merrill Lynch
David Kostin/James Kammert                   Steve Sakwa/Rahul Bhattacharjee
(212) 902-6781/(212) 855-0670                (212) 449-0335/(212) 449-1920

Greenstreet Advisors                         Salomon Smith Barney
John Lutzius                                 Jonathan Litt/Gary Boston
(949) 640-8780                               (212) 816-0231/(212) 816-1383


QUARTERLY REPORTING SCHEDULE

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                       Early May
Second Quarter                      Early August
Third Quarter                       Early November
Fourth Quarter and Year End         Late February

SENIOR UNSECURED DEBT RATINGS

Moody's                             Baa3
Standard & Poor's                   BBB-


STOCK LISTING

The stock of Reckson Associates Realty Corp. is traded primarily on the New York Stock Exchange under the following symbols:

Class A Common Stock: RA
Class B Common Stock: RA.B
Series A Preferred Stock: RA.A


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REPORTING PERIOD HIGHLIGHTS

SUMMARY SECOND QUARTER 2002 RESULTS

Reported second quarter diluted funds from operations ("FFO") of $.59 per share, inclusive of $.02 per share of reserves against GAAP deferred rents receivable, as compared to FFO of $.70 per share for the second quarter of 2001, representing a per share decrease of 15.7%.

Reported diluted cash available for distribution ("CAD") of $.45 per share for the second quarter of 2002, inclusive of $.02 per share of reserves against GAAP deferred rents receivable, as compared to $.48 per share for the comparable 2001 period, representing a per share decrease of 6.3%.

SUMMARY PORTFOLIO PERFORMANCE

Portfolio performance remained stable during the second quarter of 2002 with occupancies at June 30, 2002 of 95.2% for the office portfolio and 92.0% for the industrial portfolio. This compares to 96.2% and 92.9%, respectively, at March 31, 2002 and 97.0% and 97.9%, respectively, at June 30, 2001. Reported overall portfolio occupancy of 94.2% at June 30, 2002, as compared to 95.1% at March 31, 2002 and 97.2% at June 30, 2001.

The Company also reported same property office portfolio occupancy of 95.9% at June 30, 2002, as compared to 96.2% at March 31, 2002 and 97.0%, at June 30, 2001. Reported same property occupancy of 94.9% for the overall portfolio at June 30, 2002, as compared to 95.1% at March 31, 2002 and 97.5% at June 30 2001.

During the quarter, the Company executed 64 leases, encompassing 478,000 square feet, representing 2.3% of the total portfolio and renewed 57% of expiring square feet. The Company reduced total portfolio exposure to expiring leases to 3.1% in 2002 and 9.2% in 2003.

Same property net operating income ("NOI"), before termination fees and reserves against GAAP deferred rents receivable, for the second quarter of 2002 increased 12.0% (cash) and 2.1% (GAAP) for the total portfolio, compared to the second quarter of 2001.

During the second quarter of 2002, the Company reported bad debt reserves mainly attributable to GAAP deferred rents receivable in the amount of approximately $2.5 million, as compared to approximately $0.1 million for the second quarter of 2001.

Rents on same space leases executed during the second quarter of 2002 increased 19.3% (GAAP) and 14.1% (cash) in the office properties and 12.4% (GAAP) and 9.0%
(cash) in the industrial/R&D properties.


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REPORTING PERIOD HIGHLIGHTS (CONTINUED)

OTHER HIGHLIGHTS

Completed an offering of $50 million of 6.00% (6.13% effective rate) five-year senior unsecured notes due June 15, 2007. Proceeds were used to repay outstanding borrowings under the Company's Corporate Credit Facility.

Subsequent to June 30, 2002, repurchased 1,856,200 Class A common shares at a weighted average stock price of $21.98 per share and 368,200 Class B common shares at a weighted average stock price of $22.90 per share. Aggregate purchase of 2,224,400 shares of Class A and Class B common stock amounted to approximately $49.2 million.

Announce that the Company will begin expensing the cost of stock options effective January 1, 2002.

Standard & Poor's reaffirmed its BBB- investment grade rating and maintained a stable outlook opinion.

CONSOLIDATED FINANCIAL RESULTS

The Company reported diluted operating earnings per share ("OpEPS") of $.23 for the second quarter of 2002, as compared to $.34 per share for the comparable 2001 period.

The Company reported diluted earnings per Class A common share ("EPS") of $.21 for the second quarter of 2002, as compared to $.32 per Class A common share for the comparable 2001 period.


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STOCK PERFORMANCE

The following summarizes recent activity of Reckson's Class A common stock (RA):

                                                                                 1st           2nd            7/1/02
                                                                               Quarter       Quarter            to
                                                                                 2002          2002           8/1/02
                                                                             -----------------------------------------
High Price*                                                                  $    24.68     $    26.00      $    24.92
Low Price*                                                                   $    22.54     $    24.18      $    21.08
Closing Price*                                                               $    24.66     $    24.90      $    22.68
Average daily trading volume*                                                   354,233        351,706         622,957
Indicated dividend per share**                                               $   1.6984     $   1.6984      $   1.6984
Closing dividend yield                                                             6.89%          6.82%           7.49%
Closing shares and units outstanding (thousands)                                 58,248         58,264          56,347
Closing market value of shares and units outstanding (thousands)             $1,436,396     $1,450,774      $1,277,950

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


The following summarizes recent activity of Reckson's Class B common stock
(RA.B):

                                                                                 1st           2nd            7/1/02
                                                                               Quarter       Quarter            to
                                                                                 2002          2002           8/1/02
                                                                             -----------------------------------------
High Price*                                                                    $  25.76       $  27.07        $  25.95
Low Price*                                                                     $  23.86       $  25.30        $  22.30
Closing Price*                                                                 $  25.76       $  25.50        $  24.22
Average daily trading volume*                                                    87,175         72,400         196,139
Indicated dividend per share**                                                 $ 2.5968       $ 2.5884        $ 2.5884
Closing dividend yield                                                            10.08%         10.15%          10.69%
Closing shares outstanding (thousands)                                           10,284         10,284           9,915
Closing market value of shares outstanding (thousands)                         $264,916       $262,242        $240,141

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


The following summarizes recent activity of Reckson's Series A preferred stock (RA.A):

                                                                                 1st           2nd            7/1/02
                                                                               Quarter       Quarter            to
                                                                                 2002          2002           8/1/02
                                                                             -----------------------------------------
High Price*                                                                    $  24.35       $  24.85        $  24.10
Low Price*                                                                     $  22.65       $  23.75        $  20.30
Closing Price*                                                                 $  24.30       $  23.95        $  22.25
Average daily trading volume*                                                    22,630         42,320          56,413
Indicated dividend per share**                                                 $ 1.9064       $ 1.9064        $ 1.9064
Closing dividend yield                                                             7.85%          7.96%           8.57%
Closing shares outstanding (thousands)                                            9,192          9,192           9,192
Closing market value of shares outstanding (thousands)                         $223,366       $220,148        $204,522

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

*  New York Stock Exchange trades only
** On an annual basis


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KEY FINANCIAL DATA
(Dollars in thousands, except per share data)


                                                                               For the three months ended or as of
                                                            ----------------------------------------------------------------------
                                                              6/30/02         3/31/02       12/31/01        9/30/01      6/30/01
                                                            ----------------------------------------------------------------------

Shares and Units
----------------

Common Shares Outstanding - Class A                          50,988,233     50,305,143     49,982,377     49,806,885    49,619,419
Common Shares Outstanding - Class B                          10,283,513     10,283,513     10,283,513     10,283,513    10,283,513
Operating Partnership Units Outstanding                       7,276,224      7,942,692      7,487,218      7,638,043     7,644,135
                                                            ----------------------------------------------------------------------
Total Shares and Operating Partnership Units                 68,547,970     68,531,348     67,753,108     67,728,441    67,547,067
                                                            ----------------------------------------------------------------------

Share Price & Dividends - Class A
---------------------------------

End of period                                               $     24.90    $     24.66    $     23.36    $     24.15   $     23.00
High during period                                          $     26.00    $     24.68    $     24.46    $     24.15   $     23.90
Low during period                                           $     24.18    $     22.54    $     22.15    $     21.90   $     21.14
Dividend declared                                           $      0.42    $      0.42    $      0.42    $      0.42   $      0.42
Closing dividend yield                                              6.8%           6.9%           7.3%           7.0%          7.4%

Share Price & Dividends - Class B
---------------------------------

End of period                                               $     25.50    $     25.76    $     25.51    $     25.51   $     24.61
High during period                                          $     27.07    $     25.76    $     25.76    $     25.60   $     25.00
Low during period                                           $     25.30    $     23.86    $     23.55    $     23.29   $     22.40
Dividend declared                                           $      0.65    $      0.65    $      0.65    $      0.65   $      0.65
Closing dividend yield                                             10.2%          10.1%          10.2%          10.2%         10.6%

Market Capitalization
---------------------

Market Value of Common Equity (a)                           $ 1,713,015    $ 1,701,295    $ 1,604,822    $ 1,649,627   $ 1,570,139
Stated Value of Preferred Equity                                299,462        299,462        310,765        310,765       314,533
Total Debt (b)                                                1,285,636      1,279,195      1,336,011      1,444,473     1,500,081
                                                            ----------------------------------------------------------------------
Total Market Capitalization                                 $ 3,298,113    $ 3,279,952    $ 3,251,598    $ 3,404,865   $ 3,384,753
                                                            ----------------------------------------------------------------------
Total Debt / Total Market Capitalization                           39.0%          39.0%          41.1%          42.4%         44.3%

Selected Balance Sheet Data
---------------------------

Book Value of Real Estate Assets
  before Depreciation                                       $ 2,938,968    $ 2,894,481    $ 2,880,879    $ 2,814,024   $ 2,860,491
Total Assets                                                $ 2,914,000    $ 2,914,546    $ 2,994,218    $ 2,861,651   $ 3,112,242
Total Liabilities                                           $ 1,532,340    $ 1,518,623    $ 1,592,811    $ 1,566,012   $ 1,639,095

Selected Operating Data
-----------------------

Property Operating Revenues                                 $   123,627    $   122,505    $   122,261    $   126,722   $   125,349
Property Operating Expenses                                 $    41,739    $    42,212    $    42,565    $    44,231   $    40,874
Property Operating NOI                                      $    81,888    $    80,293    $    79,696    $    82,491   $    84,475
Property Gross Operating Margin                                    66.2%          65.5%          65.2%          65.1%         67.4%
Other Revenues (excluding gain on sales of real estate)     $     2,008    $     2,425    $     2,706    $     5,333   $     7,038
Marketing, General & Administrative Expenses                $     7,693    $     7,139    $     7,160    $     7,679   $     8,411
    as a percent of Total Revenues (excluding gain on
    sales of real estate)                                           6.1%           5.7%           5.7%           5.8%          6.4%
Interest Expense                                            $    22,124    $    20,996    $    22,369    $    23,510   $    23,562
Capitalized Interest                                        $     1,799    $     2,607    $     2,442    $     2,627   $     2,434
Non-Incremental Capital Expenditures to NOI as a
    percent (e)                                                    6.61%          7.39%          8.62%          6.18%         6.78%

Financial Ratios
----------------

Debt Service Coverage Ratio                                        3.44           3.60           3.11           3.27          3.35
Fixed Charge Coverage Ratio                                        2.66           2.72           2.44           2.60          2.67

EPS, FFO and CAD
----------------

Class A Common stock:
   Basic Net Income (loss) per share                        $      0.21    $      0.24    $      0.47    $     (1.97)  $      0.32
   Diluted Net Income (loss) per share                      $      0.21    $      0.24    $      0.46    $     (1.97)  $      0.32

Class B Common stock:
   Basic Net Income (loss) per share                        $      0.32    $      0.37    $      0.71    $     (3.01)  $      0.45
   Diluted Net Income (loss) per share                      $      0.22    $      0.26    $      0.50    $     (3.01)  $      0.34

Basic operating earnings per share (d)                      $      0.22    $      0.26    $      0.27    $      0.31   $      0.34
Diluted operating earnings per share (d)                    $      0.22    $      0.26    $      0.27    $      0.31   $      0.34

Diluted FFO per share                                       $      0.59    $      0.60    $      0.57    $      0.66   $      0.70
Diluted weighted average Class A & B dividends
    per share or unit                                       $      0.45    $      0.45    $      0.46    $      0.45   $      0.45
Diluted FFO payout ratio (Class A & B combined)                    77.2%          76.1%          80.2%          68.7%         64.9%
Diluted weighted average Class A dividends per share        $      0.42    $      0.42    $      0.42    $      0.42   $      0.42
Diluted FFO payout ratio - Class A                                 72.3%          71.2%          74.9%          64.3%         61.0%
Diluted weighted average Class B dividends per share        $      0.65    $      0.65    $      0.65    $      0.65   $      0.63
Diluted FFO payout ratio - Class B                                110.3%         108.8%         114.6%          98.3%         90.9%

Diluted CAD per share (e)                                   $      0.45    $      0.39    $      0.33    $      0.46   $      0.48
Diluted weighted average Class A & B dividends per
    share or unit (e)                                       $      0.46    $      0.46    $      0.46    $      0.46   $      0.46
Diluted CAD payout ratio (Class A & B combined) (e)               101.2%         117.2%         138.9%          99.3%         95.4%
Diluted weighted average Class A dividends per share (e)    $      0.42    $      0.42    $      0.42    $      0.42   $      0.42
Diluted CAD payout ratio - Class A (e)                             93.9%         108.5%         128.7%          92.1%         88.9%
Diluted weighted average Class B dividends per share (e)    $      0.65    $      0.65    $      0.65    $      0.65   $      0.63
Diluted CAD payout ratio - Class B (e)                            143.2%         166.0%         196.7%         140.7%        132.5%

Tri-State Portfolio Statistics
------------------------------

Office properties                                                    77             77             77             78            82
Office square footage                                        13,770,743     13,771,319     13,777,009     13,863,565    14,438,850
Office occupancy at end of quarter (c)                             95.2%          96.2%          96.1%          96.7%         97.0%
Industrial properties                                               102            102            103            103           104
Industrial square footage                                     6,755,843      6,755,949      6,813,536      6,812,158     6,836,803
Industrial occupancy at end of quarter (c)                         92.0%          92.9%          91.7%          96.2%         97.9%
Total portfolio occupancy at end of quarter (c)                    94.2%          95.1%          94.6%          96.0%         97.2%

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(a) Includes Operating Partnership Units valued at the closing price of the Class A common stock
(b) Includes pro rata share of consolidated and unconsolidated joint venture debt
(c) Excludes properties under development
(d) Before, when applicable, gain on sales of real estate, extraordinary loss and valuation reserves on investment in affiliate loans and joint ventures and other investments.
(e) Calculated based on committed non incremental tenant improvements and leasing costs and actual non incremental capitalized improvements

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STATEMENTS OF OPERATIONS
(In thousands, except per share data)
                                                                                     Three Months Ended         Six Months Ended
                                                                                          June 30,                 June 30,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             2002         2001        2002          2001
-----------------------------------------------------------------------------------------------------------------------------------
      Base Rents                                                                  $ 109,528    $ 111,184    $ 216,697    $ 218,678
      Tenant escalations and reimbursements                                          14,099       14,165       29,435       30,110
      Equity in earnings of service companies and real estate joint ventures            159          801          494        1,199
      Interest income on mortgage notes and notes receivable                          1,565        1,559        3,121        3,067
      Investment and other income                                                       284        4,678          818       10,219
-----------------------------------------------------------------------------------------------------------------------------------
           Total Operating Revenues                                                 125,635      132,387      250,565      263,273

EXPENSES
      Property operating expenses                                                    23,760       23,453       48,151       47,223
      Real estate taxes                                                              17,979       17,421       35,800       34,645
      Marketing, general and administrative                                           7,693        8,411       14,832       15,908
-----------------------------------------------------------------------------------------------------------------------------------

           EBITDA                                                                    76,203       83,102      151,782      165,497

      Depreciation and amortization                                                  28,031       27,172       54,167       50,693
      Interest expense                                                               22,124       23,562       43,120       47,193
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations before minority interests                                     26,048       32,368       54,495       67,611
      Minority partners' interests in consolidated partnerships                      (4,813)      (4,065)      (9,933)      (9,820)
      Limited partners' minority interest in the operating partnership               (1,663)      (2,616)      (3,542)      (5,331)
      Distributions to preferred unitholders                                           (280)        (461)        (741)      (1,121)
-----------------------------------------------------------------------------------------------------------------------------------

Income from operations                                                               19,292       25,226       40,279       51,339
      Adjust for non operating items, net of limited partners' minority interest:
           Gain on sales of real estate                                                  --           --          482           --

-----------------------------------------------------------------------------------------------------------------------------------
Income before dividends to preferred shareholders                                    19,292       25,226       40,761       51,339
      Dividends to preferred shareholders                                            (5,487)      (5,467)     (10,974)     (10,892)
-----------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                                       $  13,805    $  19,759    $  29,787    $  40,447
===================================================================================================================================

Net income allocable to:
      Class A Shareholders                                                        $  10,548    $  15,109    $  22,707    $  30,417
      Class B Shareholders                                                        $   3,257    $   4,650    $   7,080    $  10,030

PER SHARE DATA

      Basic operating earnings                                                    $    0.22    $    0.34    $    0.49    $    0.71
      Diluted operating earnings                                                  $    0.22    $    0.34    $    0.49    $    0.71

      Basic net income:
         Basic net income per Class A common share                                $    0.21    $    0.32    $    0.45    $    0.66
         Basic net income per Class B common share                                $    0.32    $    0.45    $    0.69    $    0.98

      Diluted net income:
         Diluted net income per Class A common share                              $    0.21    $    0.32    $    0.45    $    0.65
         Diluted net income per Class B common share                              $    0.22    $    0.34    $    0.49    $    0.71

      Basic weighted average common shares outstanding:
         Class A common stock                                                        50,775       47,222       50,396       46,358
         Class B common stock                                                        10,284       10,284       10,284       10,284

      Diluted weighted average common shares outstanding:
         Class A common stock                                                        51,165       47,600       50,760       46,780
         Class B common stock                                                        10,284       10,284       10,284       10,284
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


------------------------------------------------------------------------------------------------------------------------------------
SUMMARY DATA
FUNDS FROM OPERATIONS ("FFO") AND FFO PAYOUT RATIOS
CASH AVAILABLE FOR DISTRIBUTION ("CAD") AND CAD PAYOUT RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Three Months Ended           Six Months Ended
                                                                                 June 30,                   June 30,
                                                                        ------------------------------------------------------------
                                                                           2002           2001          2002         2001
                                                                        ------------------------------------------------------------

Funds From Operations:
----------------------

Diluted FFO per weighted average share or unit                          $     0.59    $     0.70    $     1.18    $     1.38
Diluted weighted average Class A & B dividends per share or unit        $     0.45    $     0.45    $     0.91    $     0.87
Diluted FFO payout ratio (Class A & B combined)                               77.2%         64.9%         76.6%         62.6%
Diluted weighted average Class A dividends per share                    $     0.42    $     0.42    $     0.85    $     0.81
Diluted FFO payout ratio - Class A                                            72.3%         61.0%         71.7%         58.6%
Diluted weighted average Class B dividends per share                    $     0.65    $     0.63    $     1.30    $     1.23
Diluted FFO payout ratio - Class B                                           110.3%         90.9%        109.5%         89.1%

Cash Available for Distribution:
--------------------------------
     (Total committed TI & leasing costs incurred during period)

Diluted CAD per weighted average share or unit                          $     0.45    $     0.48    $     0.84    $     0.98
Diluted weighted average Class A & B dividends per share or unit        $     0.46    $     0.46    $     0.92    $     0.87
Diluted CAD payout ratio (Class A & B combined)                              101.2%         95.4%        108.5%         89.5%
Diluted weighted average Class A dividends per share                    $     0.42    $     0.42    $     0.85    $     0.81
Diluted CAD payout ratio - Class A                                            93.9%         88.9%        100.6%         83.1%
Diluted weighted average Class B dividends per share                    $     0.65    $     0.63    $     1.30    $     1.23
Diluted CAD payout ratio - Class B                                           143.2%        132.5%        153.6%        126.3%

Cash Available for Distribution:
--------------------------------
     (Actual paid or accrued TI & leasing costs during period)

Diluted CAD per weighted average share or unit                          $     0.43    $     0.44    $     0.80    $     0.88
Diluted weighted average Class A & B dividends per share or unit        $     0.46    $     0.46    $     0.92    $     0.88
Diluted CAD payout ratio (Class A & B combined)                              106.9%        104.1%        114.7%         99.8%
Diluted weighted average Class A dividends per share                    $     0.42    $     0.42    $     0.85    $     0.81
Diluted CAD payout ratio - Class A                                            99.2%         96.8%        106.3%         92.2%
Diluted weighted average Class B dividends per share                    $     0.65    $     0.63    $     1.30    $     1.23
Diluted CAD payout ratio - Class B                                           151.3%        144.3%        162.3%        140.2%

Cash Available for Distribution:
--------------------------------
     (Committed TI & leasing costs excluding leases scheduled to expire in future periods)

Diluted CAD per weighted average share or unit                          $     0.47                  $     0.88
Diluted weighted average Class A & B dividends per share or unit        $     0.46                  $     0.92
Diluted CAD payout ratio (Class A & B combined)                               97.7%                       87.8%
Diluted weighted average Class A dividends per share                    $     0.42                  $     0.85
Diluted CAD payout ratio - Class A                                            90.7%                       96.7%
Diluted weighted average Class B dividends per share                    $     0.65                  $     1.30
Diluted CAD payout ratio - Class B                                           138.3%                      147.7%

------------------------------------------------------------------------------------------------------------------------------------

FUNDS FROM OPERATIONS AND FFO PAYOUT RATIO DATA
(In thousands, except per share / unit data)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FUNDS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net income allocable to common shareholders                             $   13,805    $   19,759    $   29,787    $   40,447
  Add back: Real estate depreciation and amortization                       27,041        26,727        52,362        49,715
            Minority partners' interests in consolidated partnerships        4,813         4,065         9,933         9,820
            Limited partners' minority interest in the operating
              partnership                                                    1,663         2,616         3,597         5,331

  Less:     Gain on sales of real estate                                        --            --           537            --
            Amounts distributable to minority partners in consolidated
              partnerships                                                   6,329         5,104        12,893        10,805
------------------------------------------------------------------------------------------------------------------------------------
Basic Funds From Operations                                                 40,993        48,063        82,249        94,508


Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                  4,381         4,381         8,762         8,762
   Series B preferred stock                                                  1,086         1,086         2,212         2,130
   Minority partners' preferred interest                                        --         1,030            --         2,624
   Limited partners' preferred interest                                        300           461           741         1,121
------------------------------------------------------------------------------------------------------------------------------------
Diluted FFO                                                             $   46,760    $   55,021    $   93,964    $  109,145
------------------------------------------------------------------------------------------------------------------------------------

Diluted weighted average shares and units outstanding:
   Common shares                                                            61,059        57,505        60,680        56,641
   Limited operating partnership units                                       7,500         7,763         7,504         7,728
   Common stock equivalents                                                    390           378           363           422
   Series A preferred stock                                                  8,060         8,060         8,060         8,060
   Series B preferred stock                                                  1,919         1,919         1,919         1,919
   Minority partners' preferred interest                                        --         2,277            --         2,862
   Limited partners' preferred interest                                        661         1,127           834         1,246
------------------------------------------------------------------------------------------------------------------------------------
Total diluted weighted average shares and units outstanding                 79,589        79,029        79,360        78,878
------------------------------------------------------------------------------------------------------------------------------------
Diluted FFO per weighted average share or unit                          $     0.59    $     0.70    $     1.18    $     1.38
Diluted weighted average Class A & B dividends per share or unit        $     0.45    $     0.45    $     0.91    $     0.87
Diluted FFO payout ratio (Class A & B combined)                               77.2%         64.9%         76.6%         62.6%
Diluted weighted average Class A dividends per share                    $     0.42    $     0.42    $     0.85    $     0.81
Diluted FFO payout ratio - Class A                                            72.3%         61.0%         71.7%         58.6%
Diluted weighted average Class B dividends per share                    $     0.65    $     0.63    $     1.30    $     1.23
Diluted FFO payout ratio - Class B                                           110.3%         90.9%        109.5%         89.1%

------------------------------------------------------------------------------------------------------------------------------------


CASH AVAILABLE FOR DISTRIBUTION AND CAD PAYOUT RATIO DATA
(In thousands, except per share / unit data)
                                                                              Three Months Ended     Six Months Ended
                                                                                   June 30,               June 30,
----------------------------------------------------------------------------------------------------------------------
                                                                                2002       2001       2002       2001
----------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
     (TOTAL COMMITTED TI & LEASING COSTS INCURRED DURING PERIOD)

Basic FFO                                                                     $40,993    $48,063    $82,249    $94,508

  Less:       Straight line rents                                               4,368     10,854     13,035     22,013
              Committed non-incremental capitalized tenant improvements and
                      leasing costs                                             3,406      4,098      7,903      6,744
              Actual non-incremental capitalized improvements                   2,007      1,629      3,441      2,264

----------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                          31,212     31,482     57,870     57,870

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                        --         --         --         --
   Series B preferred stock                                                        --         --         --         --
   Minority partners' preferred interest                                           --      1,030         --      2,624
   Limited partners' preferred interest                                           236        461        310      1,121
----------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                   $31,448    $32,973    $58,180    $67,232
======================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                               61,059     57,505     60,680     60,680
   Limited operating partnership units                                          7,500      7,763      7,504      7,728
   Common stock equivalents                                                       390        378        363        422
   Series A preferred stock                                                        --         --         --         --
   Series B preferred stock                                                        --         --         --         --
   Minority partners' preferred interest                                           --      2,277         --      2,862
   Limited partners' preferred interest                                           566      1,127        368      1,246
----------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                          69,515     69,050     68,915     68,547
======================================================================================================================

Diluted CAD per weighted average share or unit                                $  0.45    $  0.48    $  0.84    $  0.98
Diluted weighted average Class A & B dividends per share or unit              $  0.46    $  0.46    $  0.92    $  0.87
Diluted CAD payout ratio (Class A & B combined)                                 101.2%      95.4%     108.5%      89.5%
Diluted weighted average Class A dividends per share                          $  0.42    $  0.42    $  0.85    $  0.81
Diluted CAD payout ratio - Class A                                               93.9%      88.9%     100.6%      83.1%
Diluted weighted average Class B dividends per share                          $  0.65    $  0.63    $  1.30    $  1.23
Diluted CAD payout ratio - Class B                                              143.2%     132.5%     153.6%     126.3%

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------
     (ACTUAL PAID OR ACCRUED TI & LEASING COSTS DURING PERIOD)

Basic FFO                                                                     $40,993    $48,063    $82,249    $94,508

  Less:       Straight line rents                                               4,368     10,854     22,013     13,035
              Actual non-incremental capitalized tenant improvements
                      and leasing costs                                         5,087      6,750     11,008     13,261
              Actual non-incremental capitalized improvements                   2,007      1,629      3,441      2,264

----------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                          29,531     28,830     56,970     54,765

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                        --         --         --         --
   Series B preferred stock                                                        --         --         --         --
   Minority partners' preferred interest                                           --         --         --         --
   Limited partners' preferred interest                                           236        366         --         --
----------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                   $29,767    $29,196    $54,765    $56,970
======================================================================================================================

Diluted weighted average shares and units outstanding:
   Common shares                                                               61,059     57,505     60,680     56,641
   Limited operating partnership units                                          7,500      7,763      7,504      7,728
   Common stock equivalents                                                       390        378        363        422
   Series A preferred stock                                                        --         --         --         --
   Series B preferred stock                                                        --         --         --         --
   Minority partners' preferred interest                                           --         --         --         --
   Limited partners' preferred interest                                           566        921         --         --
----------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                          69,515     66,567     68,547     64,791
======================================================================================================================

Diluted CAD per weighted average share or unit                                $  0.43    $  0.44    $  0.80    $  0.88
Diluted weighted average Class A & B dividends per share or unit              $  0.46    $  0.46    $  0.92    $  0.88
Diluted CAD payout ratio (Class A & B combined)                                 106.9%     104.1%     114.7%      99.8%
Diluted weighted average Class A dividends per share                          $  0.42    $  0.42    $  0.85    $  0.81
Diluted CAD payout ratio - Class A                                               99.2%      96.8%     106.3%      92.2%
Diluted weighted average Class B dividends per share                          $  0.65    $  0.63    $  1.30    $  1.23
Diluted CAD payout ratio - Class B                                              151.3%     144.3%     162.3%     140.2%

----------------------------------------------------------------------------------------------------------------------

(In thousands, except per share / unit data)




                                                                                    Three Months Ended       Six Months Ended
                                                                                           June 30,              June 30,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     2002       2001         2002         2001
-----------------------------------------------------------------------------------------------------------------------------------
CASH AVAILABLE FOR DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
     (COMMITTED TI & LEASING COSTS EXCLUDING LEASES SCHEDULED TO
      EXPIRE IN FUTURE PERIODS)

Basic FFO                                                                            $40,993               $82,249

  Less:   Straight line rents                                                          4,368                13,035
              Committed non-incremental capitalized tenant improvements and
                      leasing costs scheduled to expire in future periods              2,300                 5,578
              Actual non-incremental capitalized improvements                          2,007                 3,441
-----------------------------------------------------------------------------------------------------------------------------------
Basic Cash Available for Distribution                                                 32,318                60,195

Add dividends and distributions on dilutive shares and units:
   Series A preferred stock                                                               --                    --
   Series B preferred stock                                                               --                    --
   Limited partners' preferred interest                                                  280                   486
-----------------------------------------------------------------------------------------------------------------------------------
Diluted CAD                                                                          $32,598               $60,681
-----------------------------------------------------------------------------------------------------------------------------------

Diluted weighted average shares and units outstanding:
   Common shares                                                                      61,059                60,680
   Limited operating partnership units                                                 7,500                 7,504
   Common stock equivalents                                                              390                   363
   Series A preferred stock
   Series B preferred stock
   Limited partners' preferred interest                                                  661                   574
-----------------------------------------------------------------------------------------------------------------------------------
Diluted weighted average shares and units outstanding                                 69,610                69,121
-----------------------------------------------------------------------------------------------------------------------------------

Diluted CAD per weighted average share or unit                                       $  0.47               $  0.88
Diluted weighted average Class A & B dividends per share or unit                     $  0.46               $  0.92
Diluted CAD payout ratio (Class A & B combined)                                         97.7%                 87.8%
Diluted weighted average Class A dividends per share                                 $  0.42               $  0.85
Diluted CAD payout ratio - Class A                                                      90.7%                 96.7%
Diluted weighted average Class B dividends per share                                 $  0.65               $  1.30
Diluted CAD payout ratio - Class B                                                     138.3%                147.7%

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS
(In thousands)


                                                                                       June 30,        December 31,
                                                                                        2002              2001
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
   Land                                                                            $   418,748        $   408,837
   Building and improvements                                                         2,405,072          2,328,374
Developments in progress:
   Land                                                                                 90,229             69,365
   Development costs                                                                    24,919             74,303
Furniture, fixtures, and equipment                                                       7,791              7,725
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     2,946,759          2,888,604
Less: accumulated depreciation                                                        (408,349)          (361,960)
-----------------------------------------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation                   2,538,410          2,526,644

Investments in real estate joint ventures                                                5,697              5,744
Investments in mortgage notes and notes receivable                                      55,368             56,234
Investments in service companies and affiliate loans and joint ventures                 79,178             79,184
Cash and cash equivalents                                                               39,389            121,975
Tenant receivables                                                                      11,511              9,633
Deferred rents receivable                                                               94,264             81,089
Prepaid expenses and other assets                                                       25,271             45,495
Contract and land deposits and pre-acquisition costs                                       101              3,782
Deferred leasing and loan costs                                                         64,811             64,438
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                       $ 2,914,000        $ 2,994,218
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage notes payable                                                             $   745,983        $   751,077
Unsecured credit facility                                                              176,000            271,600
Senior unsecured notes                                                                 499,239            449,463
Accrued expenses and other liabilities                                                  77,919             87,683
Dividends and distributions payable                                                     33,199             32,988
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES                                                             1,532,340          1,592,811
-----------------------------------------------------------------------------------------------------------------------------------

MINORITY INTERESTS:
Minority partners' interests  in consolidated partnerships                             243,286            242,698
Preferred unit interest in the operating partnership                                    19,662             30,965
Limited partners' minority interest in the operating partnership                        78,173             81,887
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL MINORITY INTERESTS                                                        341,121            355,550
-----------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
  Series A - 9,192,000 shares issued and outstanding                                        92                 92
  Series B - 2,000,000 shares issued and outstanding                                        20                 20
Common Stock, $.01 par value, 100,000,000 shares authorized
  Class A - 50,988,233 and 49,982,377 shares issued and outstanding, respectively          510                500
  Class B - 10,283,513 shares issued and outstanding                                       103                103
Treasury stock, Class A - 61,668 shares held                                            (1,388)                --
Additional paid in capital                                                           1,039,814          1,045,142
-----------------------------------------------------------------------------------------------------------------------------------
       TOTAL STOCKHOLDERS' EQUITY                                                    1,040,539          1,045,857
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                         $ 2,914,000        $ 2,994,218
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DEBT SUMMARY AT JUNE 30, 2002
(Dollars in thousands)



                                                        DEBT BREAKDOWN

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                % of        Weighted Average       Weighted Average
                                                               Balance          Total        Interest Rate         Maturity (Years)
-----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Secured Debt                                     $  745,983           52.5%            7.3%                   9.5
Fixed Rate Senior Unsecured Notes (a)                          499,239           35.1%            7.4%                   5.1
Variable Rate Unsecured Credit Facility                        176,000           12.4%            3.0%                   1.2
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                                      $1,421,222          100.0%            6.8%                   6.9
-----------------------------------------------------------------------------------------------------------------------------------



                                                 DEBT AMORTIZATION AND MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                           Secured Debt                    Senior Unsecured          Unsecured Credit
Year              Amortization    Due at Maturity               Notes                     Facility                Total
-----------------------------------------------------------------------------------------------------------------------------------
    2002                $  5,965          $      0                                                             $    5,965
    2003                  12,300                 0                                        176,000                 188,300
    2004                  13,169             2,616             100,000                                            115,785
    2005                  14,167            18,553                                                                 32,720
    2006                  13,785           129,920                                                                143,705
    2007                  11,305            60,539             200,000                                            271,844
    2008                  10,357                 0                                                                 10,357
    2009                   9,991           100,254             200,000                                            310,245
    2010                   7,818            28,423                                                                 36,241
    2011                   5,571           217,592                                                                223,163
 Thereafter               83,658                 0                                                                 83,658
-----------------------------------------------------------------------------------------------------------------------------------

Total Debt              $188,086          $557,897            $500,000      (a)          $176,000              $1,421,983
-----------------------------------------------------------------------------------------------------------------------------------



                                                     PROPERTY MORTGAGE DETAIL

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Interest      Maturity              Amortization
Property                                                    $ Outstanding         Rate          Date                Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
80 Orville Dr, Islip, NY                                             2,616       10.10%      February-04           Interest only
395 North Service Road, Melville, NY                                19,913        6.45%       October-05           $34k per month
200 Summit Lake Drive, Valhalla, NY                                 19,576        9.25%       January-06                 25
1350 Avenue of the Americas, NY, NY                                 75,000        6.52%        June-06                  (b)
Landmark Square, Stamford, CT                                       45,589        8.02%       October-06                 25
100 Summit Lake Drive, Valhalla, NY                                 19,750        8.50%        April-07                  15
333 Earle Ovington Blvd, Mitchel Field, NY (c)                      54,337        7.72%       August-07                  25
810 Seventh Avenue, NY,NY                                           83,583        7.73%       August-09                  25
100 Wall Street, NY, NY                                             36,219        7.73%       August-09                  25
6900 Jericho Turnpike, Syosset, NY                                   7,404        8.07%        July-10                   25
6800 Jericho Turnpike, Syosset, NY                                  14,029        8.07%        July-10                   25
580 White Plains Road, Tarrytown, NY                                12,784        7.86%      September-10                25
919 Third Ave, NY, NY (d)                                          248,037       6.867%       August-11                  30
110 Bi-County Blvd., Farmingdale, NY                                 3,744       9.125%      November-12                 20
One Orlando Center, Orlando, FL (e)                                 38,655        6.82%      November-27                 28
120 West 45th Street, NY,NY (e)                                     64,747        6.82%      November-27                 28
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                                            $745,983        7.27%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

(a) These notes were issued at an aggregate discount of $1,005,500, which is being amortized over the term of the Senior Unsecured Notes to which they relate. Current unamortized discount is approximately $760,911.
(b)  Interest only for the 1st year; 30 years thereafter
(c) The Company has a 60% general partnership interest in this property and its proportionate share of the aggregate principal amount is approximately $32.6 million
(d) The Company has a 51% membership interest in this property and its proportionate share of the aggregate principal amount is approximately $126.5 million
(e)  Subject to interest rate adjustment on November 1, 2004

In addition, the Company has a 60% interest in an unconsolidated joint venture property. The pro rata share of this debt is approximately $7.7 million.

-------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
PREFERRED SECURITIES AT JUNE 30, 2002
(in thousands)

The following table sets forth certain information regarding the Company's preferred securites as of June 30, 2002.

                                                              Liquidation        Current   Conversion price
Security                                                   Preference Value       Yield       Per Share       Issuance date
----------------------------------------------------------------------------------------------------------------------------
7 5/8 % Series A Convertible Cumulative Preferred Stock        $229,800           7.625%       $28.51          April 1998
Series B Convertible Cumulative Preferred Stock                  50,000           8.850%       $26.05          June 1999

Series B Preferred Units of Limited Partnership Interest          3,081           5.560%       $32.51          April 1998
Series C Preferred Units of Limited Partnership Interest         10,581           5.560%       $29.39          April 1998
Series D Preferred Units of Limited Partnership Interest          6,000           5.560%       $29.12          July 1998

----------------------------------------------------------------------------------------------------------------------------

Total                                                          $299,462
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE
For the 3 month period June 30, 2002 vs. June 30, 2001
(In thousands)




                         REGIONAL BREAKDOWN                                           PROPERTY TYPE BREAKDOWN
                         ------------------                                           -----------------------

                          CASH REVENUE (A)                                                   CASH REVENUE (A)
                     2Q02        2Q01     $ Change      % Change                          2Q02        2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  34,635   $  33,292   $  1,343         4.0%       Office           $ 103,255   $  93,070   $ 10,185    10.9%
Westchester          19,451      19,531        (80)       -0.4%       Industrial (b)      12,921      12,406        515     4.2%
Connecticut           8,241       8,429       (188)       -2.2%       ------------------------------------------------------------
New Jersey           13,073      11,868      1,205        10.2%       Total            $ 116,176   $ 105,476   $ 10,700    10.1%
New York City        38,586      30,054      8,532        28.4%       ------------------------------------------------------------
Florida               2,190       2,302       (112)       -4.9%
-----------------------------------------------------------------
Total             $ 116,176   $ 105,476   $ 10,700        10.1%
-----------------------------------------------------------------

                        GAAP REVENUE (A)                                                    GAAP REVENUE (A)
                     2Q02        2Q01     $ Change      % Change                          2Q02        2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  35,870   $  35,115   $    755         2.2%       Office           $ 106,985   $ 103,237   $ 3,748     3.6%
Westchester          19,960      20,297       (337)       -1.7%       Industrial (b)      13,624      13,067       557     4.3%
Connecticut           8,404       8,442        (38)       -0.5%       ------------------------------------------------------------
New Jersey           13,221      12,086      1,135         9.4%       Total            $ 120,609   $ 116,304   $ 4,305     3.7%
New York City        40,948      38,030      2,918         7.7%       ------------------------------------------------------------
Florida               2,206       2,334       (128)       -5.5%
-----------------------------------------------------------------
Total             $ 120,609   $ 116,304   $  4,305         3.7%
-----------------------------------------------------------------

                       OPERATING EXPENSES                                                    OPERATING EXPENSES
                     2Q02        2Q01     $ Change      % Change                          2Q02        2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $   5,699   $   5,733   $    (34)       -0.6%       Office           $  22,217   $  20,697   $ 1,520     7.3%
Westchester           4,445       4,540        (95)       -2.1%       Industrial (b)       1,021         997        24     2.4%
Connecticut           2,083       1,946        137         7.0%       ------------------------------------------------------------
New Jersey            1,996       1,778        218        12.3%       Total            $  23,238   $  21,694   $ 1,544     7.1%
New York City         8,491       7,304      1,187        16.3%       ------------------------------------------------------------
Florida                 524         393        131        33.3%
-----------------------------------------------------------------
Total             $  23,238   $  21,694   $  1,544         7.1%
-----------------------------------------------------------------

                       REAL ESTATE TAXES                                                     REAL ESTATE TAXES
                     2Q02        2Q01     $ Change      % Change                           2Q02       2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $   6,376   $   6,029   $    347         5.8%       Office           $  15,384   $  14,399   $   985     6.8%
Westchester           2,556       2,307        249        10.8%       Industrial (b)       2,285       2,173       112     5.2%
Connecticut             741         717         24         3.3%       ------------------------------------------------------------
New Jersey            1,651       1,445        206        14.3%       Total            $  17,669   $  16,572   $ 1,097     6.6%
New York City         6,105       5,828        277         4.8%       ------------------------------------------------------------
Florida                 240         246         (6)       -2.4%
-----------------------------------------------------------------
Total             $  17,669   $  16,572   $  1,097         6.6%
-----------------------------------------------------------------



                            CASH NOI                                                               CASH NOI
                     2Q02        2Q01     $ Change      % Change                           2Q02       2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  22,560   $  21,530   $  1,030         4.8%       Office           $  65,654   $  57,974   $ 7,680     13.2%
Westchester          12,450      12,684       (234)       -1.8%       Industrial (b)       9,615       9,236       379      4.1%
Connecticut           5,417       5,766       (349)       -6.1%       ------------------------------------------------------------
New Jersey            9,426       8,645        781         9.0%       Total            $  75,269   $  67,210   $ 8,059     12.0%
New York City        23,990      16,922      7,068        41.8%       ------------------------------------------------------------
Florida               1,426       1,663       (237)      -14.3%
-----------------------------------------------------------------
Total             $  75,269   $  67,210   $  8,059        12.0%
-----------------------------------------------------------------



                         GAAP NOI                                                               GAAP NOI
                     2Q02        2Q01     $ Change    % Change                             2Q02       2Q01     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  23,795   $  23,353   $    442         1.9%       Office           $  69,384   $  68,141   $ 1,243      1.8%
Westchester          12,959      13,450       (491)       -3.7%       Industrial (b)      10,318       9,897       421      4.3%
Connecticut           5,580       5,779       (199)       -3.4%       ------------------------------------------------------------
New Jersey            9,574       8,863        711         8.0%       Total            $  79,702   $  78,038   $ 1,664      2.1%
New York City        26,352      24,898      1,454         5.8%       ------------------------------------------------------------
Florida               1,442       1,695       (253)      -14.9%
-----------------------------------------------------------------
Total             $  79,702   $  78,038   $  1,664         2.1%
-----------------------------------------------------------------


--------------------------------------------------------------------------------
(a) Excludes lease termination fees and reserves against deffered rents receivable
(b) Includes two retail properties.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SAME PROPERTY PERFORMANCE
For the 6 month period June 30, 2002 vs. June 30, 2001
(In thousands)



                        REGIONAL BREAKDOWN                                              PROPERTY TYPE BREAKDOWN
                        ------------------                                              -----------------------

                         CASH REVENUE (A)                                                    CASH REVENUE (A)
                     2002        2001     $ Change     % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  68,360   $  66,412   $  1,948         2.9%       Office           $ 202,417   $ 184,772   $ 17,645     9.5%
Westchester          38,964      38,443        521         1.4%       Industrial (b)      24,635      24,704        (69)   -0.3%
Connecticut          16,481      16,916       (435)       -2.6%       ------------------------------------------------------------
New Jersey           26,344      23,709      2,635        11.1%       Total            $ 227,052   $ 209,476   $ 17,576     8.4%
New York City        72,455      59,403     13,052        22.0%       ------------------------------------------------------------
Florida               4,448       4,593       (145)       -3.2%
-----------------------------------------------------------------
Total             $ 227,052   $ 209,476   $ 17,576         8.4%
-----------------------------------------------------------------

                        GAAP REVENUE (A)                                                      GAAP REVENUE (A)
                     2002        2001     $ Chang      % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  70,381   $  69,282   $  1,099         1.6%       Office           $ 213,784   $ 205,801   $  7,983     3.9%
Westchester          40,152      40,258       (106)       -0.3%       Industrial (b)      25,481        (189)    25,670    -0.7%
Connecticut          16,783      17,021       (238)       -1.4%       ------------------------------------------------------------
New Jersey           26,367      24,782      1,585         6.4%       Total            $ 239,265   $ 231,471   $  7,794     3.4%
New York City        81,117      75,474      5,643         7.5%       ------------------------------------------------------------
Florida               4,465       4,654       (189)       -4.1%
-----------------------------------------------------------------
Total             $ 239,265   $ 231,471   $  7,794         3.4%
-----------------------------------------------------------------

                       OPERATING EXPENSES                                                    OPERATING EXPENSES
                     2002        2001     $ Change     % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  11,130   $  10,879   $    251         2.3%       Office           $  44,098   $  41,839   $ 2,259      5.4%
Westchester           9,282       9,688       (406)       -4.2%       Industrial (b)       2,057       2,235      (178)    -8.0%
Connecticut           4,107       3,893        214         5.5%       ------------------------------------------------------------
New Jersey            3,773       3,849        (76)       -2.0%       Total            $  46,155   $  44,074   $ 2,081      4.7%
New York City        16,889      14,990      1,899        12.7%       ------------------------------------------------------------
Florida                 974         775        199        25.7%
-----------------------------------------------------------------
Total             $  46,155   $  44,074   $  2,081         4.7%
-----------------------------------------------------------------

                     REAL ESTATE TAXES                                                       REAL ESTATE TAXES
                     2002        2001     $ Change     % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  12,638   $  11,936   $    702         5.9%       Office           $  30,658   $  28,677   $ 1,981      6.9%
Westchester           5,027       4,634        393         8.5%       Industrial (b)       4,421       4,201       220      5.2%
Connecticut           1,481       1,433         48         3.3%       ------------------------------------------------------------
New Jersey            3,313       2,728        585        21.4%       Total            $  35,079   $  32,878   $ 2,201      6.7%
New York City        12,140      11,656        484         4.2%       ------------------------------------------------------------
Florida                 480         491        (11)       -2.2%
-----------------------------------------------------------------
Total             $  35,079   $  32,878   $  2,201         6.7%
-----------------------------------------------------------------

                           CASH NOI                                                              CASH NOI
                     2002        2001     $ Change     % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  44,592   $  43,597   $    995         2.3%       Office           $ 127,661   $ 114,256   $ 13,405    11.7%
Westchester          24,655      24,121        534         2.2%       Industrial (b)      18,157      18,268       (111)   -0.6%
Connecticut          10,893      11,590       (697)       -6.0%       ------------------------------------------------------------
New Jersey           19,258      17,132      2,126        12.4%       Total            $ 145,818   $ 132,524   $ 13,294    10.0%
New York City        43,426      32,757     10,669        32.6%       ------------------------------------------------------------
Florida               2,994       3,327       (333)      -10.0%
-----------------------------------------------------------------
Total             $ 145,818   $ 132,524   $ 13,294        10.0%
-----------------------------------------------------------------

                          GAAP NOI                                                              GAAP NOI
                     2002        2001     $ Change     % Change                           2002        2001     $ Change  % Change
-----------------------------------------------------------------     ------------------------------------------------------------
Long Island       $  46,613   $  46,467   $    146         0.3%       Office           $ 139,028   $ 135,285   $  3,743    2.8%
Westchester          25,843      25,936        (93)       -0.4%       Industrial (b)      19,003      19,234       (231)  -1.2%
Connecticut          11,195      11,695       (500)       -4.3%       ------------------------------------------------------------
New Jersey           19,281      18,205      1,076         5.9%       Total            $ 158,031   $ 154,519   $  3,512    2.3%
New York City        52,088      48,828      3,260         6.7%       ------------------------------------------------------------
Florida               3,011       3,388       (377)       -11.1%
-----------------------------------------------------------------
Total             $ 158,031   $ 154,519   $  3,512          2.3%
-----------------------------------------------------------------


-------------------------------------------------------------------------------
(a) Excludes lease termination fees and reserves against deffered rents receivable
(b) Includes two retail properties
-------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
PORTFOLIO SNAPSHOT
Based on 2nd quarter 2002

                                                    GAAP CONSOLIDATED AMOUNTS (A)          PRO FORMA AMOUNTS (B)
                                                -----------------------------------  ---------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                           GEOGRAPHIC DISTRIBUTION
----------------------------------------------------------------------------------------------------------------------


                                                Square    Cash      Cash     GAAP   Square    Cash      Cash     GAAP
                                                 Feet    Revenue    NOI      NOI     Feet    Revenue    NOI      NOI
----------------------------------------------------------------------------------------------------------------------
   Long Island
      Office                                      19%      21%      20%      21%      18%      20%      19%      20%
      Industrial (c)                              29%       9%      11%      11%      31%      11%      12%      12%
----------------------------------------------------------------------------------------------------------------------
          Subtotal - Long Island                  48%      31%      31%      32%      49%      31%      31%      32%

   Westchester
      Office                                      16%      19%      19%      17%      17%      21%      20%      19%
      Industrial                                   1%       0%       0%       0%       1%       0%       1%       0%
----------------------------------------------------------------------------------------------------------------------
          Subtotal - Westchester                  17%      19%      19%      17%      18%      21%      21%      19%

   Connecticut
      Office                                       5%       6%       7%       6%       5%       6%       7%       6%
      Industrial                                   2%       1%       1%       1%       2%       1%       1%       1%
----------------------------------------------------------------------------------------------------------------------
          Subtotal - Connecticut                   7%       7%       8%       7%       7%       7%       8%       7%

   New Jersey
      Office                                       9%      10%      11%      12%      10%      11%      12%      12%
      Industrial                                   2%       1%       1%       1%       2%       1%       1%       1%
----------------------------------------------------------------------------------------------------------------------
          Subtotal - New Jersey                   11%      11%      12%      13%      12%      12%      13%      13%

   New York City
      Office                                      17%      32%      31%      31%      15%      29%      28%      28%
----------------------------------------------------------------------------------------------------------------------
          Subtotal - New York City                17%      32%      31%      31%      15%      29%      28%      28%


----------------------------------------------------------------------------------------------------------------------
                                                                  PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------

Office                                            66%      89%      88%      87%      65%      87%      85%      86%
Industrial (c)                                    34%      11%      13%      13%      35%      13%      14%      14%



----------------------------------------------------------------------------------------------------------------------
                                                        SUBURBAN VS CBD (OFFICE SPACE ONLY)
----------------------------------------------------------------------------------------------------------------------
Suburban                                          62%      50%      50%      51%      60%      44%      46%      54%
CBD                                               38%      50%      50%      49%      40%      56%      54%      46%



----------------------------------------------------------------------------------------------------------------------
(a) Information in accordance with GAAP accounting
(b) Adjusted for pro rata share of consolidated and unconsolidated joint venture properties
(c) Includes 2 retail properties

Note: The Company also owns a 357,000 square foot office building in Orlando, FL. Percentage calculations exclude this property

----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of June 30, 2002

-------------------------------------------------------------------------------------------------------------------------------
                                                                                            Square Feet
                                                                                             as a % of         NOI as a % of
                                                   Number of    Rentable   Occupancy as of Property   Total   Property  Total
Property                                           Buildings  Square Feet  Mar-02  June-02   Type   Portfolio   Type   Portfolio
-------------------------------------------------------------------------------------------------------------------------------
OFFICE PROPERTIES

SUBURBAN OFFICE
---------------

    LONG ISLAND

     Nassau West Corporate Center, Mitchel Field, NY   6       1,531,021   96.8%    97.9%    11.1%    7.5%     9.6%       8.4%

     Huntington Melville Corporate Center,
      Melville, NY (1)                                 7       1,054,569   97.9%    88.9%     7.7%    5.1%     6.1%       5.4%

     North Shore Atrium, Syosset, NY                   2         304,263   96.8%    96.8%     2.2%    1.5%     1.5%       1.3%

     Standalone Office Properties                     10       1,064,231   93.6%    94.2%     7.7%    5.2%     5.7%       4.9%
-------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - LONG ISLAND (1)                          25       3,954,084   96.1%    94.4%    28.7%   19.2%    22.9%      20.0%

  WESTCHESTER

     Tarrytown Corporate Center, Tarrytown,  NY        6         875,726   92.2%    92.3%     6.4%    4.3%     4.6%       4.1%

     Summit at Vallhalla, Vahalla, NY                  3         699,045   97.0%    97.0%     5.1%    3.4%     4.3%       3.8%

     Mt. Pleasant Corporate Center, Valhalla, NY       2         162,004   98.3%    96.5%     1.2%    0.8%     0.8%       0.7%

     Reckson Executive Park, Rye Brook, NY             6         541,903   98.8%    87.3%     3.9%    2.6%     2.8%       2.4%

     Standalone Office Properties                      6         953,673   96.6%    96.2%     6.9%    4.6%     9.0%       7.9%
-------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - WESTCHESTER                              23       3,232,351   96.0%    93.8%    23.5%   15.7%    21.6%      18.8%

  NEW JERSEY

     Short Hills Office Center, Short Hills, NJ        3         568,642  100.0%   100.0%     4.1%    2.8%     4.4%       3.9%

     Executive Hill Office Park, West Orange, NJ       4         391,382   87.1%    84.2%     2.8%    1.9%     1.9%       1.7%

     University Square, Princeton, NJ                  3         131,727  100.0%   100.0%     1.0%    0.6%     0.9%       0.8%

     Standalone Office Properties                      6         872,003   96.7%    95.4%     6.3%    4.2%     5.9%       5.1%
-------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL -  NEW JERSEY                              16       1,963,754   96.0%    94.8%    14.3%    9.6%    13.1%      11.4%

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - SUBURBAN OFFICE                            64       9,150,189   96.0%    94.2%    66.4%   44.5%    57.5%      50.3%
===============================================================================================================================

CBD Office
----------

  CONNECTICUT

     Landmark Square, Stamford, CT                     6         799,048   91.7%    92.8%     5.8%    3.9%     4.8%       4.2%

     Stamford Towers, Stamford, CT                     2         323,315  100.0%   100.0%     2.3%    1.6%     2.5%       2.2%
-------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - CONNECTICUT                               8       1,122,363   93.9%    94.9%     8.2%    5.5%     7.3%       6.4%

  NEW YORK CITY

     919 Third Avenue                                  1       1,356,796  100.0%   100.0%     9.9%    6.6%    15.4%      13.5%

     810 Seventh Avenue                                1         692,060   97.6%    97.6%     5.0%    3.4%     6.3%       5.6%

     100 Wall Street                                   1         466,226   96.2%    96.8%     3.4%    2.3%     3.7%       3.2%

     120 W. 45th Street                                1         443,109   91.6%    93.6%     3.2%    2.2%     5.0%       4.4%

     1350 Ave. of the Americas                         1         540,000   97.4%    96.5%     3.9%    2.6%     4.7%       4.1%
-------------------------------------------------------------------------------------------------------------------------------

  SUBTOTAL - NEW YORK CITY                             5       3,498,191   97.5%    97.8%    25.4%   17.0%    35.2%      30.8%

-------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL - CBD OFFICE                                 13       4,620,554   96.6%    96.8%    33.6%   22.5%    42.5%      37.1%
===============================================================================================================================

SUBTOTAL-
  OFFICE PROPERTIES                                   77      13,770,743   96.2%    95.2%   100.0%   67.0%   100.0%      87.4%
===============================================================================================================================



-------------------------------------------------------------------------------------------------------------------------------
(1) Rentable square feet at March 31, 2002 included a recently completed 277,500 sf Class A office building which was currently
    61% leased; percent leased excludes this property at March 31, 2002. Property is still 61% occupied and is included in the percent leased calculation.
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
OCCUPANCY ANALYSIS
As of June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Square Feet as a % of     NOI as a %
                                                  Number of   Rentable     Occupancy as of  Property      Total   Property   Total
Property                                          Buildings  Square Feet   Mar-02   Jun-02    Type      Portfolio   Type   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES
---------------------------------

        Vanderbilt Industrial Park,  Hauppauge, NY   47      2,331,996      92.4%    91.4%    34.5%        11.4%    28.9%     3.6%

        Airport International Plaza, Bohemia, NY     21      1,290,401      99.0%    98.4%    19.1%         6.3%    21.1%     2.6%

        County Line Industrial Center, Melville, NY   4        342,354     100.0%   100.0%     5.1%         1.7%     5.2%     0.7%

     Other Submarkets

        Farmingdale                                   3        520,008     100.0%   100.0%     7.7%         2.5%     8.1%     1.0%

        Melville                                      4        246,769     100.0%   100.0%     3.7%         1.2%     6.0%     0.8%

        Islip/Islandia                                6        212,524     100.0%    85.7%     3.1%         1.0%     1.6%     0.2%

        Hauppauge                                     2        195,942      99.1%    99.1%     2.9%         1.0%     4.4%     0.6%

        Other                                         7        699,277      96.6%    96.6%    10.4%         3.4%    10.1%     1.3%
------------------------------------------------------------------------------------------------------------------------------------

     SUBTOTAL - LONG ISLAND INDUSTRIAL               94      5,839,271      96.3%    95.3%    86.4%        28.4%    85.3%    10.7%
------------------------------------------------------------------------------------------------------------------------------------

Stand-alone Westchester Industrial Properties         2        139,690     100.0%   100.0%     2.1%         0.7%     3.8%     0.5%

Stand-alone Connecticut Industrial  Properties        1        452,414      54.3%    54.3%     6.7%         2.2%     4.2%     0.5%

Stand-alone New Jersey  Industrial Properties         5        324,468      82.6%    82.6%     4.8%         1.6%     6.7%     0.8%

------------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL-
     INDUSTRIAL PROPERTIES                          102      6,755,843      92.9%    92.0%   100.0%        32.9%   100.0%    12.6%
====================================================================================================================================


RETAIL PROPERTIES                                     2         19,200      81.8%    81.8%     0.1%         0.1%     0.1%     0.0%


------------------------------------------------------------------------------------------------------------------------------------
TOTAL - ALL PROPERTIES (1)                          181     20,545,786      95.1%    94.2%   100.0%       100.0%   100.0%   100.0%
====================================================================================================================================




------------------------------------------------------------------------------------------------------------------------------------
(1) Percent leased excludes properties under development.
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
LEASING STATISTICS
For the 3 months ended June 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                       EXECUTED LEASES (A)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              # of            Total            Average          Average                               Average
                           Transactions       Sq. Ft.         Base Rent     Effective Rent                          Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
    Long Island                 17            90,752            $28.63           $26.79                                   5.6
    Westchester                 15            60,854            $24.38           $22.83                                   5.4
    Connecticut                  7            38,635            $29.75           $27.56                                   4.9
    New Jersey                   6            42,220            $23.89           $21.15                                   7.0
    New York City                9            54,973            $50.91           $46.42                                   8.1

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average         54           287,434            $31.45           $28.98                                   6.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
    Long Island                  8           123,689            $ 6.75            $6.41                                   5.3

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average          8           123,689            $ 6.75            $6.41                                   5.3
-----------------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
    Long Island
     Operational                 1            10,030            $ 9.25            $9.25                                   3.0
     Development                 1            57,050            $19.31           $16.32                                  12.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average          2            67,080            $17.81           $15.26                                   10.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                64           478,203
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                    SAME SPACE STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                              Total                           Base Rent                                  GAAP Rent
Property Type                Sq. Ft.         Expiration       Current (b)      % Change    Expiration    Current (b)    % Change
-----------------------------------------------------------------------------------------------------------------------------------
Office
   New                       111,490          $27.51            $31.34           13.9%       $27.41        $32.45          18.4%
   Renewal                   115,673          $24.57            $28.06           14.2%       $23.57        $28.34          20.2%
                             ------------------------------------------------------------------------------------------------------
Total                        227,163          $26.01            $29.67           14.1%       $25.45        $30.36          19.3%

Industrial
   New                        42,700           $6.66            $ 6.79            2.0%       $ 6.38        $ 7.13          11.8%
   Renewal                    80,989           $6.01            $ 6.87           14.3%       $ 5.70        $ 6.46          13.3%
                             ------------------------------------------------------------------------------------------------------
Total                        123,689           $6.23            $ 6.84            9.8%       $ 5.93        $ 6.69          12.7%

Research & Development
   New                             0           $0.00            $ 0.00            0.0%       $ 0.00        $ 0.00           0.0%
   Renewal                    10,300           $8.75            $ 9.00            2.9%       $ 8.50        $ 9.25           8.8%
                             ------------------------------------------------------------------------------------------------------
Total                         10,300           $8.75            $ 9.00            2.9%       $ 8.50        $ 9.25           8.8%

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average      361,152          $18.77            $21.26           13.3%       $19.51        $22.97          17.7%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT RETENTION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                               Leases                           Sq. Ft                     Sq. Ft                         Renewal
Property Type                Expiring (c)                     Expiring (c)                Renewing                      Percentage
-----------------------------------------------------------------------------------------------------------------------------------
Office                          45                             234,834                     118,547                         50.5%
Industrial                       8                             233,086                     145,989                         62.6%
Research & Development           1                              10,030                      10,030                        100.0%

-----------------------------------------------------------------------------------------------------------------------------------

Totals                          54                             477,950                     274,566                         57.4%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEASING STATISTICS
For the 12 months ended June 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                                           EXECUTED LEASES (A)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         # of        Total                   Average        Average                      Average
                                     Transactions   Sq. Ft.                Base Rent     Effective Rent                Term (Years)
-----------------------------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO
       Long Island
          Operating                       71        439,385                    $26.92        $24.85                         5.8
          Development                      2         83,504                    $34.57        $25.50                         7.9
       Westchester                        64        407,982                    $25.15        $23.24                         5.0
       Connecticut                        21        111,244                    $31.24        $30.15                         4.5
       New Jersey
          Operational                     16        317,867                    $28.31        $26.38                         2.9
          Development                      1        123,000                    $36.13        $28.67                        10.0
       New York City                      25        184,765                    $54.40        $49.43                         9.6

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                  200      1,667,747                    $31.15        $28.14                         5.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PORTFOLIO
       Long Island                        52        886,851                    $ 6.68        $ 6.33                         6.2
       New Jersey                          1         36,059                    $ 9.85        $ 7.81                         5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                   53        922,910                    $ 6.80        $ 6.39                         6.2
-----------------------------------------------------------------------------------------------------------------------------------

RESEARCH & DEVELOPMENT PORTFOLIO
       Long Island
          Operational                      9        220,045                    $11.04        $10.57                         3.9
          Development                      2         97,930                    $17.87        $14.23                         9.9
       New Jersey                          1         13,013                    $17.60        $12.02                         5.0

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average                   12        330,988                    $13.32        $11.71                         5.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TOTALS                         265      2,921,645
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                           SAME SPACE STATISTICS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     Total                      Base Rent                               GAAP Rent
Property Type                        Sq. Ft.     Expiration    Current (b)   % Change     Expiration    Current (b)     % Change
-----------------------------------------------------------------------------------------------------------------------------------
Office
   New                               713,534       $24.73         $28.68       16.0%         $24.32        $29.49          21.3%
   Renewal                           518,462       $24.61         $26.54        7.8%         $23.48        $27.60          17.5%
                                   ------------------------------------------------------------------------------------------------
Total                              1,231,996       $24.68         $27.77       12.5%         $23.97        $28.69          19.7%

Industrial
   New                               460,908       $ 5.92          $6.37        7.6%         $ 5.64         $7.00          24.1%
   Renewal                           450,902       $ 5.89          $6.28        6.6%         $ 5.57         $6.38          14.5%
                                   ------------------------------------------------------------------------------------------------
Total                                911,810       $ 5.91          $6.32        6.9%         $ 5.61         $6.69          19.3%

Research & Development
   New                                23,215       $13.26         $13.86        4.5%         $12.37        $15.23          23.1%
   Renewal                           166,830       $10.74         $10.73       -0.1%         $ 9.69        $11.02          13.7%
                                   ------------------------------------------------------------------------------------------------
Total                                190,045       $11.05         $11.11        0.5%         $10.02        $11.53          15.1%

-----------------------------------------------------------------------------------------------------------------------------------

Totals/Weighted Average            2,333,851       $16.24         $18.03       11.1%         $15.66        $18.70          19.4%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT RETENTION
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                       Leases                    Sq. Ft                     Sq. Ft                       Renewal
Property Type                        Expiring (c)              Expiring (c)                Renewing                     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
Office                                   155                      956,028                   600,228                        62.8%
Industrial                                41                      793,719                   661,402                        83.3%
Research & Development                     9                      406,583                   170,883                        42.0%

-----------------------------------------------------------------------------------------------------------------------------------

Totals                                   205                    2,156,330                 1,432,513                        66.4%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Includes new and renewed leases during the period
(b) Represents either renewed or released space
(c) Includes early renewals
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of June 30, 2002



                                                      TOTAL PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                           Number of                 Square               % of Total                Cumulative
Year of                                      Leases                   Feet                  Leased                  % of Total
Expiration                                  Expiring                Expiring                Sq Ft                  Leased Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
2002                                           83                    606,195                 3.1%                      3.1%
2003                                          169                  1,781,746                 9.2%                     12.4%
2004                                          212                  1,920,852                 9.9%                     22.3%
2005                                          248                  2,687,386                13.9%                     36.2%
2006                                          224                  2,657,188                13.8%                     50.0%
2007                                          124                  1,502,131                 7.8%                     57.7%
2008 and thereafter                           310                  8,162,156                42.3%                    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                      1,370                 19,317,654               100.0%                      --
-----------------------------------------------------------------------------------------------------------------------------------



                                                     OFFICE PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                           Number of                 Square               % of Total                Cumulative
Year of                                      Leases                   Feet                  Leased                  % of Total
Expiration                                  Expiring                Expiring                Sq Ft                  Leased Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
2002                                           74                    509,697                 3.9%                      3.9%
2003                                          146                  1,190,535                 9.1%                     13.0%
2004                                          168                  1,259,399                 9.6%                     22.6%
2005                                          211                  1,753,405                13.4%                     36.0%
2006                                          178                  1,708,307                13.0%                     49.0%
2007                                           98                  1,187,371                 9.1%                     58.1%
2008 and thereafter                           245                  5,493,032                41.9%                    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                      1,120                 13,101,746               100.0%                       --
-----------------------------------------------------------------------------------------------------------------------------------




                                                 INDUSTRIAL/R&D PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------
                                           Number of                 Square               % of Total                Cumulative
Year of                                      Leases                   Feet                  Leased                  % of Total
Expiration                                  Expiring                Expiring                Sq Ft                  Leased Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
2002                                           9                    96,498                  1.6%                      1.6%
2003                                          23                   591,211                  9.5%                     11.1%
2004                                          44                   661,453                 10.6%                     21.7%
2005                                          37                   933,981                 15.0%                     36.7%
2006                                          46                   948,881                 15.3%                     52.0%
2007                                          26                   314,760                  5.1%                     57.1%
2008 and thereafter                           65                 2,669,124                 42.9%                    100.0%
-----------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average                       250                 6,215,908                100.0%                       --
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of June 30, 2002



                                              LONG ISLAND OFFICE (EXCLUDING OMNI)

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square       % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring           Expiring         Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                  17                 66,399         2.1%             2.1%            $23.83           $26.06
2003                                  50                319,071        10.0%            12.1%            $24.48           $26.72
2004                                  49                301,455         9.5%            21.6%            $21.75           $24.38
2005                                  71                396,191        12.5%            34.0%            $24.95           $27.66
2006                                  44                169,206         5.3%            39.4%            $25.18           $28.45
2007                                  36                423,707        13.3%            52.7%            $24.60           $30.25
2008 and thereafter                   81              1,505,191        47.3%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               348              3,181,220       100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------



                                                               OMNI

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of           Square        % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring           Expiring         Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                  2                 34,975          6.3%              6.3%           $28.02           $33.80
2003                                  3                 49,793          9.0%             15.4%           $29.54           $35.16
2004                                  5                113,793         20.6%             36.0%           $27.29           $34.79
2005                                  4                 43,780          7.9%             43.9%           $28.24           $35.42
2006                                 --                     --          0.0%             43.9%               --               --
2007                                  2                 59,722         10.8%             54.7%           $26.78           $34.41
2008 and thereafter                  12                250,112         45.3%            100.0%               --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               28                552,175        100.0%               --                --               --
------------------------------------------------------------------------------------------------------------------------------------



                                                        WESTCHESTER OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square       % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring            Expiring       Sq Ft          Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                  24                172,220         5.7%             5.7%            $21.16           $22.28
2003                                  46                242,271         8.0%            13.7%            $22.17           $23.82
2004                                  38                177,296         5.9%            19.6%            $21.50           $22.52
2005                                  51                465,316        15.4%            35.0%            $22.62           $23.91
2006                                  40                720,326        23.8%            58.8%            $22.69           $24.55
2007                                  33                425,732        14.1%            72.9%            $25.36           $27.15
2008 and thereafter                   35                819,145        27.1%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               267              3,022,306       100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of June 30, 2002



                                                        STAMFORD OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square       % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring           Expiring         Sq Ft         Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                  13                 32,118         3.0%             3.0%            $24.53           $25.96
2003                                  20                145,085        13.6%            16.6%            $30.97           $31.81
2004                                  28                236,570        22.2%            38.9%            $22.02           $23.08
2005                                  24                123,864        11.6%            50.5%            $26.41           $28.18
2006                                  24                291,313        27.4%            77.9%            $24.22           $25.11
2007                                  10                 94,890         8.9%            86.8%            $32.04           $34.41
2008 and thereafter                    9                140,729        13.2%           100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               128              1,064,569       100.0%              --                 --               --
------------------------------------------------------------------------------------------------------------------------------------




                                                            NEW JERSEY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of           Square         % of Total        Cumulative        Expiring         Expiring
Year of                             Leases             Feet            Leased          % of Total          GAAP             Cash
Expiration                         Expiring           Expiring         Sq Ft          Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                   8                 81,618         4.4%              4.4%            $21.13           $21.64
2003                                  20                319,328        17.2%             21.5%            $27.16           $28.22
2004                                  28                206,608        11.1%             32.6%            $23.08           $23.91
2005                                  27                272,784        14.7%             47.3%            $23.83           $24.84
2006                                  16                181,060         9.7%             57.0%            $24.48           $26.12
2007                                   5                 57,237         3.1%             60.1%            $21.25           $23.18
2008 and thereafter                   20                743,082        39.9%            100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               124              1,861,717       100.0%               --                 --               --
------------------------------------------------------------------------------------------------------------------------------------



                                                       NEW YORK CITY OFFICE

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square        % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet           Leased          % of Total          GAAP             Cash
Expiration                         Expiring            Expiring        Sq Ft          Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                  10                122,367        3.6%               3.6%            $43.61           $40.26
2003                                   7                114,987        3.4%               6.9%            $32.10           $33.65
2004                                  20                223,677        6.5%              13.5%            $36.54           $39.89
2005                                  34                451,470        13.2%             26.7%            $36.30           $38.34
2006                                  54                346,402        10.1%             36.8%            $30.29           $31.95
2007                                  12                126,083        3.7%              40.5%            $34.66           $37.35
2008 and thereafter                   88              2,034,773        59.5%            100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average               225              3,419,759       100.0%               --                 --               --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE
As of June 30, 2002



                                                             INDUSTRIAL

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square       % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring            Expiring       Sq Ft           Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                   8                 91,878         1.8%              1.8%            $7.15            $7.95
2003                                  19                499,273         9.8%             11.6%            $5.67            $6.86
2004                                  35                562,235        11.0%             22.6%            $6.55            $7.60
2005                                  26                476,541         9.4%             32.0%            $5.85            $7.30
2006                                  39                865,820        17.0%             49.0%            $6.65            $7.91
2007                                  22                229,316         4.5%             53.5%            $7.70            $9.16
2008 and thereafter                   50              2,371,109        46.5%            100.0%               --               --
------------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average             199              5,096,172       100.0%               --                --               --
------------------------------------------------------------------------------------------------------------------------------------



                                                       RESEARCH & DEVELOPMENT

------------------------------------------------------------------------------------------------------------------------------------
                                  Number of            Square       % of Total        Cumulative        Expiring         Expiring
Year of                             Leases              Feet          Leased          % of Total          GAAP             Cash
Expiration                         Expiring           Expiring        Sq Ft          Leased Sq Ft       Rent (1)         Rent (2)
------------------------------------------------------------------------------------------------------------------------------------
2002                                   1                 4,620         0.4%              0.4%            $12.85           $12.85
2003                                   4                91,938         8.2%              8.6%            $10.59           $10.97
2004                                   9                99,218         8.9%             17.5%            $13.86           $15.07
2005                                  11               457,440        40.9%             58.3%            $9.95            $11.45
2006                                   7                83,061         7.4%             65.8%            $17.49           $20.08
2007                                   4                85,444         7.6%             73.4%            $12.60           $13.95
2008 and thereafter                   15               298,015        26.6%            100.0%                --               --
------------------------------------------------------------------------------------------------------------------------------------

Total / Weighted Average              51             1,119,736       100.0%               --                 --               --
------------------------------------------------------------------------------------------------------------------------------------


















-------------------------------------------------------------------------------

(1) Represents annualized straightline rent as of the lease expiration date
(2) Represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs

-------------------------------------------------------------------------------

LEASE EXPIRATION COMPARISON
As of June 30, 2002

Expiring Rents vs. Reckson Forecast Rents (a)

[Graphics omitted]


CBD Portfolio - 400,000 sq. ft. expiring
----------------------------------------
                  Cash     GAAP
Expiring          $32.16   $33.25
Forecasted (b)    $40.13   $40.14
Increase          25%         21%

Suburban Portfolio - 1.3 million sq. ft. expiring
-------------------------------------------------
                  Cash     GAAP
Expiring          $25.45   $24.24
Forecasted (b)    $25.42   $26.22
Increase          0%            8%

    (a)    Represents leases expiring during 2002 and 2003
    (b) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents

---------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS
(Based on Base Rental Revenue)
---------------------------------------------------------------------------------------------------------------------------
                                                                            Percent of Pro-Rata     Percent of Consolidated
                                                               Total        Share of Annualized         Annualized Base
Tenant Name (1)                          Tenant Type        Square Feet     Base Rental Revenue         Rental Revenue
---------------------------------------------------------------------------------------------------------------------------
*  Debevoise & Plimpton                    Office             465,420               3.3%                      5.5%
*  WorldCom/MCI                            Office             547,018               3.2%                      2.9%
*  American Express                        Office             238,261               2.0%                      1.7%
   Bell Atlantic                           Office             208,661               1.5%                      1.3%
*  Shulte Roth & Zabel                     Office             230,621               1.3%                      2.2%
*  HQ Global                          Office/Industrial       201,900               1.3%                      1.5%
   United Distillers                       Office             137,918               1.1%                      0.9%
   Waterhouse Securities                   Office             127,143               1.1%                      0.9%
*  Prudential                              Office             219,416               0.9%                      0.9%
*  Banque Nationale De Paris               Office             144,334               0.9%                      1.5%
   D.E. Shaw                               Office              89,526               0.9%                      0.7%
   Vytra Healthcare                        Office             105,612               0.8%                      0.7%
   Metromedia Fiber Network Svcs.          Office             112,075               0.8%                      0.7%
*  Kramer Levin Nessen Kamin,              Office             140,892               0.8%                      1.3%
   Hoffman-La Roche Inc.                   Office             120,736               0.7%                      0.6%
   Heller Ehrman White                     Office              54,815               0.7%                      0.6%
   Lab Corp                                Office             108,000               0.7%                      0.6%
*  Novartis                                Office             150,747               0.7%                      0.9%
*  Draft Worldwide, Inc.                   Office             124,008               0.7%                      1.1%
   Practicing Law Institute                Office              62,000               0.7%                      0.6%
   Lockheed Martin Corporation             Office             123,554               0.6%                      0.5%
*  State Farm                         Office/Industrial       162,650               0.7%                      1.0%
   Estee Lauder                          Industrial           370,000               0.6%                      0.5%
*  JP Morgan Chase Bank                    Office              69,527               0.6%                      0.6%
   Radianz U.S. No. 2 Inc.                 Office             130,009               0.6%                      0.5%
---------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------------------------------------------------------
(1) Ranked by pro rata share of annualized base rental revenue

*   Part or all of space occupied by tenant is in a 51% or more owned joint venture building.

---------------------------------------------------------------------------------------------------------------------------

TENANT DIVERSIFICATION (1)
Total Portfolio

[Graphic Omitted]

  Accounting                          2%
  Advertising                         1%
  Commercial Banking                  5%
  Consumer Products                  12%
  Defense/Electronics                 2%
  Financial Services                 12%
  Government                          2%
  Healthcare                          4%
  Hospitality                         1%
  Insurance                           7%
  Legal Services                     11%
  Manufacturing                       3%
  Media/Entertainment                 6%
  Other Professional Services         8%
  Pharmaceuticals                     4%
  Real Estate                         3%
  Retail/Wholesale                    2%
  Technology                          5%
  Telecom                             9%
  Transportation                      1%



(1) Based on annualized base rental revenue adjusted for pro rata share of joint venture interests. Part or all of space occupied by tenants is in a 51% or more owned joint venture building.

--------------------------------------------------------------------------------
  NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT
                          COSTS AND LEASING COMMISSIONS


      The following table summarizes the expenditures incurred for capital expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the years 1998 through 2001 and the six months ended June 30, 2002.

-----------------------------------------------------------------------------------------------------------------------
         NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Average
                                               1998         1999        2000          2001      1998-2001       2002
                                            ----------   ----------   ----------   ----------   ----------   ----------
          Suburban Office Properties
            Total                           $2,004,976   $2,298,899   $3,289,116   $4,606,069   $3,049,765   $2,325,404
            Per Square Foot                       0.23         0.23         0.33         0.45   $     0.31         0.23

          NYC Office Properties
            Total                               N/A          N/A      $  946,718   $1,584,501   $1,265,610   $  828,596
            Per Square Foot                     N/A          N/A            0.38         0.45        $0.42         0.24

         Industrial Properties
            Total                           $1,205,266   $1,048,688   $  813,431   $  711,666   $  944,763   $  437,208
            Per Square Foot                       0.12         0.11         0.11         0.11   $     0.11         0.07



                                                                                                             $3,591,208
-------------------------------------------------------------------------------------------------------------------------------
          NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  Average
                                    1998        1999        2000        2001     1998-2001      2002        New        Renewal
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Long Island Office Properties
  Tenant Improvements            $1,140,251  $1,009,357  $2,853,706  $2,722,457  $1,931,443  $  817,925  $  470,774  $  347,151
  Per Square Foot Improved             3.98        4.73        6.99        8.47        6.04        5.33       10.51        3.20
  Leasing Commissions            $  418,191  $  551,762  $2,208,604  $1,444,412  $1,155,742  $  661,559  $  253,957  $  407,602
  Per Square Foot Leased               1.46        2.59        4.96        4.49        3.38        4.31        5.67        3.75
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot         $     5.44  $     7.32  $    11.95  $    12.96  $     9.42        9.63   $   16.18  $     6.95
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Westchester Office Properties
  Tenant Improvements            $  711,160  $1,316,611  $1,860,027  $2,584,728  $1,618,132  $1,200,380  $  967,886  $  232,494
  Per Square Foot Improved             4.45        5.62        5.72        5.91        5.43        7.59       11.53        3.13
  Leasing Commissions            $  286,150  $  457,730  $  412,226  $1,263,012  $  604,780  $  513,884  $  357,295  $  156,589
  Per Square Foot Leased               1.79        1.96        3.00        2.89        2.41        3.25        4.26        2.11
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot         $     6.24  $     7.58  $     8.72  $     8.80  $     7.84  $    10.84  $    15.79  $     5.24
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Connecticut Office Properties
  Tenant Improvements            $  202,880  $  179,043  $  385,531  $  213,909  $  245,341  $  385,999  $  384,279  $    1,720
  Per Square Foot Improved             5.92        4.88        4.19        1.46        4.11        8.86        9.34        0.71
  Leasing Commissions            $  151,063  $  110,252  $  453,435  $  209,322  $  231,018  $  101,574  $  101,574  $        0
  Per Square Foot Leased               4.41        3.00        4.92        1.43        3.44        2.33        2.47          --
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot         $    10.33  $     7.88  $     9.11  $     2.89  $     7.55  $    11.19  $    11.81        0.71
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

New Jersey Office Properties
  Tenant Improvements            $  654,877  $  454,054  $1,580,323  $1,146,385  $  958,910  $  624,731  $  336,076  $  288,655
  Per Square Foot Improved             3.78        2.29        6.71        2.92        3.93       10.22       19.80        6.54
  Leasing Commissions            $  396,127  $  787,065  $1,031,950  $1,602,962  $  954,526  $  330,520  $  127,681  $  202,839
  Per Square Foot Leased               2.08        3.96        4.44        4.08        3.64        5.13        6.30        4.60
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot         $     5.86  $     6.25  $    11.15  $     7.00  $     7.57  $    15.35  $    26.10  $    11.14
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

New York City Office Properties
  Tenant Improvements                N/A         N/A     $   65,267  $  788,930  $  427,099  $2,074,924  $1,348,436  $  726,488
  Per Square Foot Improved           N/A         N/A           1.79       15.69        8.74       20.23       20.47       19.82
  Leasing Commissions                N/A         N/A     $  418,185  $1,098,829  $  758,507  $  816,045  $  389,781  $  426,264
  Per Square Foot Leased             N/A         N/A          11.50       21.86       16.68        7.96        5.92       11.63
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot             N/A         N/A     $    13.29  $    37.55  $    25.42  $    28.19  $    26.39       31.44
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

Industrial Properties
  Tenant Improvements            $  283,842  $  375,646  $  650,216  $1,366,488  $  669,048  $  743,640  $  672,728  $   70,912
  Per Square Foot Improved             0.76        0.25        0.95        1.65        0.90        1.56        3.71          --
  Leasing Commissions            $  200,154  $  835,108  $  436,506  $  354,572  $  456,585  $  330,391  $  289,591  $   40,800
  Per Square Foot Leased               0.44        0.56        0.64        0.43        0.52        0.69        1.60        0.14
                                 ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
   Total Per Square Foot         $     1.20  $     0.81  $     1.59  $     2.08  $     1.42  $     2.25  $     5.32        0.14
                                 ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

-------------------------------------------------------------------------------
ANALYSIS OF CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COSTS
As of June 30, 2002

-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                          2Q02         COSTS PER       YEAR-TO-DATE     COSTS PER
CAPITAL EXPENDITURES                                                      COSTS       SQUARE FOOT         COSTS        SQUARE FOOT
------------------------------------------------------------------------------------------------------------------------------------

           Recurring Capital Expenditures
           ------------------------------

                 Maintenance Capital Expenditures                       $2,079,474            $0.10       $3,591,208         $0.17

                                                                   ----------------    -------------   --------------     ---------
                 Total Recurring Capital Expenditures                   $2,079,474            $0.10       $3,591,208         $0.17
                                                                   ================    =============   ==============     =========


           Non-Recurring Capital Expenditures
           ----------------------------------

                 Property Renovations                                   $3,529,974            $0.17       $5,203,580         $0.25

                                                                   ----------------    -------------   --------------     ---------
                 Total Non-recurring Capital Expenditures               $3,529,974            $0.17       $5,203,580         $0.25
                                                                   ================    =============   ==============     =========


                                                                   ----------------                    --------------
           Acquisition and Development Costs                           $29,988,288                       $31,809,230
                                                                   ================                    ==============


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2Q02         COSTS PER       YEAR-TO-DATE     COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (1)                                 COSTS       SQUARE FOOT         COSTS        SQUARE FOOT
-----------------------------------------------------------------------------------------------------------------------------------

      COMMITTED

           Non-Incremental
                 Leasing Costs                                          $1,221,034            $0.06       $2,753,973         $0.13
                 Tenant Improvements                                    $2,554,191            $0.12       $5,847,599         $0.28
                                                                   ----------------    -------------   --------------     ---------
                    Total Non-Incremental                               $3,775,225            $0.18       $8,601,572         $0.42


           Incremental (4)
                 Leasing Costs                                            $392,312            $0.02       $3,302,544         $0.16
                 Tenant Improvements                                    $1,986,445            $0.10      $13,082,302         $0.64
                                                                   ----------------    -------------   --------------     ---------
                    Total Incremental                                   $2,378,757            $0.12      $16,384,846         $0.80


                                                                   ----------------    -------------   --------------     ---------
           Total Committed                                              $6,153,982            $0.30      $24,986,418         $1.22
                                                                   ================    =============   ==============     =========


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                          2Q02         COSTS PER       YEAR-TO-DATE     COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (2)                                 COSTS       SQUARE FOOT         COSTS        SQUARE FOOT
-----------------------------------------------------------------------------------------------------------------------------------

      PAID OR ACCRUED

           Non-Incremental
           ---------------
                 Leasing Costs                                          $2,188,337            $0.11       $4,429,313         $0.22
                 Tenant Improvements                                    $3,681,440            $0.18       $7,924,682         $0.39
                                                                   ----------------    -------------   --------------     ---------
                    Total Non-Incremental                               $5,869,778            $0.29      $12,353,995         $0.60


           Incremental (4)
           ---------------
                 Leasing Costs                                            $910,336            $0.04       $1,739,804         $0.08
                 Tenant Improvements                                    $2,846,454            $0.14       $4,091,131         $0.20
                                                                   ----------------    -------------   --------------     ---------
                    Total Incremental                                   $3,756,790            $0.18       $5,830,935         $0.28


                                                                   ----------------    -------------   --------------     ---------
           Total Paid or Accrued                                        $9,626,568            $0.47      $18,184,930         $0.89
                                                                   ================    =============   ==============     =========


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          2Q02         COSTS PER       YEAR-TO-DATE     COSTS PER
TENANT IMPROVEMENTS AND LEASING COSTS (3)                                 COSTS       SQUARE FOOT         COSTS        SQUARE FOOT
------------------------------------------------------------------------------------------------------------------------------------

COMMITTED EXCLUDING LEASES SCHEDULED TO EXPIRE IN FUTURE PERIODS

           Non-Incremental
           ---------------
                 Leasing Costs                                            $538,510            $0.03       $1,654,974         $0.08
                 Tenant Improvements                                    $2,083,858            $0.10       $4,356,804         $0.21
                                                                   ----------------     ------------   --------------     ---------
                    Total Non-Incremental                               $2,622,368            $0.13       $6,011,778         $0.29


           Incremental (4)
           ---------------
                 Leasing Costs                                            $392,312            $0.02       $3,302,544         $0.16
                 Tenant Improvements                                    $1,986,445            $0.10      $13,082,302         $0.64
                                                                   ----------------     ------------   --------------     ---------
                    Total Incremental                                   $2,378,757            $0.12      $16,384,846         $0.80


                                                                   ----------------     ------------   --------------     ---------
           Total Paid or Accrued                                        $5,001,125            $0.24      $22,396,624         $1.09
                                                                   ================     ============   ==============     =========

--------------------------------------------------------------------------------

(1) Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2) Represents tenant improvements and leasing costs paid or accrued during the period.
(3) Represents tenant Improvements and leasing costs committed to leases signed during the period excluding leases that were scheduled to expire in future periods.
(4) Represents tenant improvements and leasing costs on developments and repositionings.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CAPITAL EXPENDITURES
As of June 30, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                        1Q01           2Q01           3Q01           4Q01
CAPITAL EXPENDITURES                                                   Amount         Amount         Amount         Amount
--------------------------------------------------------------------------------------------------------------------------------



     Recurring - Non Incremental
     ---------------------------
           Amenities (Health Club, Cafe, etc.)                      $         --    $     46,474   $     32,858   $      3,607
           Bathrooms                                                $      5,094    $     13,530   $    125,132   $    325,582
           Boiler                                                   $        848    $     72,515   $     44,885   $     64,058
           Chillers                                                 $     63,370    $     97,653   $     25,501   $     17,814
           Non-Recurring Capital Expenditures                       $     11,623    $     31,335   $    200,094   $     33,585
           Exterior Renovation                                      $     (4,739)   $     64,922   $     83,638   $    119,938
           HVAC                                                     $     28,343    $     32,926   $    309,333   $    367,750
           Lobby/Plaza                                              $    529,326    $    801,645   $    734,224   $  1,030,749
           Parking Lots                                             $     48,677    $    184,531   $    107,319   $    467,208
           Roofs                                                    $         --    $    286,101   $    260,183   $    107,557
           Security                                                 $         --    $     77,043   $     15,506   $     30,624

                                                                    ------------------------------------------------------------
     Total Recurring - Non Incremental                              $    682,542    $  1,708,674   $  1,938,674   $  2,568,473

     Amount Per Square Foot                                         $       0.03    $       0.08   $       0.09   $       0.12




     Non-Recurring - Incremental                                    $  4,594,235    $  3,519,314   $  2,331,452   $  3,025,187
     ---------------------------

     Amount Per Square Foot                                         $       0.22    $       0.17   $       0.11   $       0.15



     Rentable SF                                                      21,291,351      21,298,951     20,695,723     20,610,545
     # of Buildings                                                          188             188            183            182



-----------------------------------------------------------------------------------------------------------------------------------
                                                                       1Q02            2Q02            2002
CAPITAL EXPENDITURES                                                  Amount          Amount         YTD Amount
-----------------------------------------------------------------------------------------------------------------------------------


     Recurring - Non Incremental
     ---------------------------
           Amenities (Health Club, Cafe, etc.)                      $     85,670    $     20,230   $    105,900
           Bathrooms                                                $    316,695    $     55,871   $    372,565
           Boiler                                                   $    (66,274)   $     38,643   $    (27,630)
           Chillers                                                 $     97,773    $    104,411   $    202,184
           Non-Recurring Capital Expenditures                       $     24,589    $      2,123   $     26,712
           Exterior Renovation                                      $     86,779    $    442,126   $    528,905
           HVAC                                                     $    372,014    $    466,540   $    838,553
           Lobby/Plaza                                              $    532,041    $    707,007   $  1,239,048
           Parking Lots                                             $     16,595    $    119,157   $    135,753
           Roofs                                                    $     15,377    $     80,414   $     95,790
           Security                                                 $     30,476    $     42,953   $     73,428

                                                                    ---------------------------------------------------------------
     Total Recurring - Non Incremental                              $  1,511,734    $  2,079,474   $  3,591,208

     Amount Per Square Foot                                         $       0.07    $       0.10   $       0.17




     Non-Recurring - Incremental                                    $  1,673,606    $  3,529,974   $  5,203,580
     ---------------------------

     Amount Per Square Foot                                         $       0.08    $       0.17   $       0.25



     Rentable SF                                                      20,546,468      20,545,786     20,545,786
     # of Buildings                                                          181             181            181




---------------------------------------------------------------------------------------------------------------------------------
TENANT IMPROVEMENTS AND LEASING COSTS
As of June 30, 2002



---------------------------------------------------------------------------------------------------------------------------------
                                      1Q01         2Q01          3Q01         4Q01         1Q02         2Q02             2002
COMMITTED (1)                        Amount       Amount        Amount       Amount       Amount       Amount         YTD Amount
---------------------------------------------------------------------------------------------------------------------------------


   Non-Incremental
   ---------------
      Leasing Costs                 $1,089,006   $1,446,245    $1,054,004   $2,383,854   $1,532,939   $1,221,034     $2,753,973
      Tenant Improvements           $1,782,554   $1,965,338      $765,749   $4,309,256   $3,293,408   $2,554,191     $5,847,599
                                ---------------------------------------------------------------------------------  --------------
      Non-Recurring Capital
      Expenditures                  $2,871,560   $3,411,583    $1,819,753   $6,693,110   $4,826,347   $3,775,225     $8,601,572



   Incremental (4)
   ---------------
      Leasing Costs                   $886,139     $611,015    $1,430,544     $339,337   $2,910,232     $392,312     $3,302,544
      Tenant Improvements           $2,452,956   $2,230,664    $1,929,149   $2,345,122  $11,095,857   $1,986,445    $13,082,302
                                ---------------------------------------------------------------------------------  --------------
         Total Incremental          $3,339,095   $2,841,679    $3,359,693   $2,684,459  $14,006,089   $2,378,757    $16,384,846


                                ---------------------------------------------------------------------------------  --------------
   Total Committed                  $6,210,655   $6,253,262    $5,179,446   $9,377,569  $18,832,436   $6,153,982    $24,986,418
                                =================================================================================  ==============


---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                      1Q01         2Q01          3Q01         4Q01         1Q02         2Q02            2002
PAID OR ACCRUED (2)                  Amount       Amount        Amount       Amount       Amount       Amount         YTD Amount
---------------------------------------------------------------------------------------------------------------------------------


   Non-Incremental
   ---------------
      Leasing Costs                 $1,416,261   $2,819,470    $1,237,447   $1,503,116   $2,240,976   $2,188,337     $4,429,313
      Tenant Improvements           $5,530,627   $4,849,956    $2,751,620   $5,107,743   $4,243,242   $3,681,440     $7,924,682
                                ---------------------------------------------------------------------------------  --------------
         Total Non-Incremental      $6,946,888   $7,669,426    $3,989,067   $6,610,859   $6,484,218   $5,869,778    $12,353,995

   Incremental (4)
   ---------------
      Leasing Costs                   $887,114   $3,471,436      $237,482   $2,199,465     $829,468     $910,336     $1,739,804
      Tenant Improvements          $14,978,769  $23,776,980    $8,137,624  $11,489,202   $1,752,473   $2,846,454     $4,598,928
                                ---------------------------------------------------------------------------------  --------------
         Total Incremental         $15,865,882  $27,248,416    $8,375,106  $13,688,667   $2,581,942   $3,756,790     $6,338,732


                                ---------------------------------------------------------------------------------  --------------
   Total Paid or Accrued           $22,812,770  $34,917,842   $12,364,173  $20,299,526   $9,066,159   $9,626,568    $18,692,727
                                =================================================================================  ==============









---------------------------------------------------------------------------------------------------------------------------------

(1)     Represents tenant Improvements and leasing costs committed on leases signed during the period.
(2)     Represents tenant improvements and leasing costs paid or accrued during the period.
(3)     Represents tenant improvements at 100% of cost for all consolidated properties.
(4)     Represents tenant improvements and leasing costs on developments and repositionings.

---------------------------------------------------------------------------------------------------------------------------------


CLASS A OFFICE STATISTICS




LONG ISLAND STATISTICS
----------------------
                                              1998        1999        2000         2001        2Q02
                                              ----        ----        ----         ----        ----
Direct Vacancy                                 6.1%        5.6%        6.3%         7.7%        8.5%
Overall Vacancy                                6.7%        6.5%        8.4%        11.9%       13.0%
Average Asking Rental Rates                 $27.23      $27.69      $28.86       $30.06      $29.49



WESTCHESTER STATISTICS
----------------------
                                              1998        1999        2000         2001        2Q02
                                              ----        ----        ----         ----        ----
Direct Vacancy                                16.4%       15.0%       10.7%        16.3%       14.2%
Overall Vacancy                               19.2%       16.3%       12.0%        20.5%       19.7%
Average Asking Rental Rates                 $26.67      $27.23      $29.62       $30.15      $29.58



SOUTHERN CONNECTICUT STATISTICS
-------------------------------
                                              1998        1999        2000         2001        2Q02
                                              ----        ----        ----         ----        ----
Direct Vacancy                                 3.6%        4.0%        7.2%         8.8%        9.3%
Overall Vacancy                                4.2%        4.7%        8.1%        13.6%       18.2%
Average Asking Rental Rates                 $32.22      $31.78      $44.41      $ 36.10     $ 37.85


NORTHERN NEW JERSEY STATISTICS
------------------------------
                                              1998        1999        2000         2001        2Q02
                                              ----        ----        ----         ----        ----
Direct Vacancy                                 5.3%        4.6%        6.5%         8.1%        7.7%
Overall Vacancy                                7.5%        7.1%        9.9%        13.4%       13.7%
Average Asking Rental Rates                 $27.42      $28.52      $29.66       $30.92      $30.01



Source: Cushman & Wakefield

-------------------------------------------------------------------------------
NEW YORK CITY CLASS A OFFICE STATISTICS


AVERAGE ASKING RENTS
--------------------

                                                    1998        1999         2000        2001        2Q02
                                                    ----        ----         ----        ----        ----
Financial East                                   $ 40.21     $ 37.64      $ 52.90     $ 48.07     $ 48.00
Midtown West Side                                $ 43.36     $ 48.28      $ 60.89     $ 61.22     $ 56.53
Midtown East Side                                $ 47.85     $ 51.18      $ 61.46     $ 59.81     $ 59.08
6th Ave./Rockefeller Center                      $ 51.33     $ 53.12      $ 65.91     $ 67.15     $ 66.76


Source: Cushman & Wakefield

Breakdown of New York City Revenue:
              Midtown East Side 43%
              Midtown West Side 32%
              6th Ave./Rockefeller Center 15%
              Financial East 11%

--------------------------------------------------------------------------------
NEW YORK CITY CLASS A OFFICE STATISTICS




                              1998       1999       2000       2001       2Q02
                              ----       ----       ----       ----       ----
FINANCIAL EAST
Overall Vacancy               7.3%       4.1%       2.1%       7.0%      14.1%
Direct Vacancy                6.6%       3.4%       1.4%       2.3%       9.1%

MIDTOWN WEST
Overall Vacancy               4.3%       6.0%       2.7%       6.2%       6.3%
Direct Vacancy                3.3%       4.6%       2.4%       4.0%       3.5%

MIDTOWN EAST
Overall Vacancy               8.0%       5.0%       2.6%       8.9%      10.3%
Direct Vacancy                6.0%       3.8%       1.9%       3.1%       4.7%

6TH AVE/ROCK CTR
Overall Vacancy               5.0%       2.6%       1.2%       4.3%       7.0%
Direct Vacancy                2.2%       1.6%       0.9%       2.7%       3.5%



Source: Cushman & Wakefield

Breakdown of New York City Revenue:
          Midtown East Side 43%
          Midtown West Side 32%
          6th Ave./Rockefeller Center 15%
          Financial East 11%

--------------------------------------------------------------------------------
LONG ISLAND SUBMARKET CLASS A OFFICE STATISTICS


AVERAGE ASKING RENTS
--------------------
                            1998        1999       2000        2001        2Q02
                            ----        ----       ----        ----        ----
Central Nassau County     $ 29.10     $ 29.93     $31.15     $ 31.94     $ 32.02
Western Suffolk County    $ 26.22     $ 27.34     $28.22     $ 30.06     $ 30.72
Eastern Nassau County     $ 27.49     $ 26.23     $28.75     $ 29.02     $ 29.26



DIRECT VACANCY RATES
--------------------
                             1998        1999       2000        2001        2Q02
                             ----        ----       ----        ----        ----
Central Nassau County        5.1%        5.1%       4.7%        5.6%        5.4%
Western Suffolk County       7.7%       11.6%      15.4%       17.5%       13.3%
Eastern Nassau County        4.9%        0.9%       1.4%        1.2%        1.1%



Source: Cushman & Wakefield

Breadown of Long Island office revenue:
            Central Nassau 48%
            Western Suffolk 33%
            Eastern Nassau 8%
            Other 11%

--------------------------------------------------------------------------------
WESTCHESTER SUBMARKETS CLASS A OFFICE STATISTICS


AVERAGE ASKING RENTS
--------------------
                           1998        1999        2000        2001        2Q02
                           ----        ----        ----        ----        ----
Central                  $ 22.91     $ 27.07     $ 28.49     $ 29.53     $ 27.91
Tarrytown/Western        $ 24.66     $ 27.30     $ 27.03     $ 28.37     $ 29.32
Eastern                  $ 29.35     $ 27.70     $ 29.65     $ 30.62     $ 30.73
White Plains CBD         $ 26.84     $ 27.44     $ 30.62     $ 30.52     $ 30.26



DIRECT VACANCY RATES
--------------------
                           1998        1999        2000        2001        2Q02
                           ----        ----        ----        ----        ----
Central                    12.3%       13.5%       12.0%       20.6%       18.6%
Tarrytown / Western         7.8%        8.0%        6.0%        8.4%        9.0%
Eastern                    12.2%       10.1%        8.1%       16.6%        8.0%
White Plains CBD           22.7%       22.6%       11.5%       15.3%       13.8%



Source: Cushman & Wakefield

Breakdown of Westchester office revenue:
          White Plains  28%
          Tarrytown / Western  26%
          Central 24%
          Eastern 15%
          Other 7%

Note: The 18.6% vacancy in Central Westchester is impacted by IBM selling a 383,000 SF owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 18%.

--------------------------------------------------------------------------------
NEW JERSEY SUBMARKETS CLASS A OFFICE STATISTICS


AVERAGE ASKING RENTS
--------------------
                           1998        1999        2000        2001        2Q02
                           ----        ----        ----        ----        ----
Essex County             $ 27.74     $ 28.78     $ 28.90     $ 30.24     $ 27.14
Bergen County            $ 27.37     $ 28.07     $ 29.41     $ 29.78     $ 29.07
Mercer County            $ 24.49     $ 27.46     $ 30.32     $ 30.06     $ 31.76



DIRECT VACANCY RATES
--------------------
                            1998        1999        2000        2001        2Q02
                            ----        ----        ----        ----        ----
Essex County                3.3%        6.0%        9.6%        6.8%        6.7%
Bergen County               6.8%        5.3%        5.1%        9.9%        9.4%
Mercer County               1.5%        5.2%        6.3%        6.2%        6.0%


Source: Cushman & Wakefield

Breakdown of New Jersey office revenue:
          Essex County 50%
          Bergen County 11%
          Mercer County  6%
          Other 32%

--------------------------------------------------------------------------------
VALUE CREATION PIPELINE
As of June 30, 2002

--------------------------------------------------------------------------------------------------------------------------------
                                                                    Square Feet/  Investment        Anticipated        Current %
STAGE / PROPERTY                                                       Acres       To Date      Total Investment (A)    Leased
--------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN PLANNING
--------------------
Melville Square Corporate Center II, Melville, NY                     255,000                      $ 33,660,000
University Square , Princeton, NJ                                     315,000                      $ 50,397,000
Melville Expressway Corporate Center, Melville, NY ( Phase II)        277,500                      $ 49,290,000
Reckson Executive Park, Rye Brook, NY                                 345,000                      $ 55,799,000
AIP 2001, Islip, NY                                                    71,000                      $  5,692,000
Landmark 7, Stamford, CT                                               61,000                      $ 13,208,000
Giralda Farms , Morris County, NJ                                     430,000                      $ 80,091,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                          1,754,500    $ 68,422,921      $288,137,000          0.0%
--------------------------------------------------------------------------------------------------------------------------------
LAND
----
70 Andrews Road, Hicksville, NY                                           3.8                      $  3,309,000           --
Old Willets Path, Hauppauge, NY                                           2.0                      $  2,995,000           --
Eagle Rock 3, East Hanover, NJ                                           15.0                      $ 17,625,000           --
AIP Recapture, Islip, NY                                                  4.2                      $          0           --
AIP, Islip NY                                                             3.8                      $  2,200,000           --
AIP, Islip NY                                                             2.0                      $  1,400,000           --
East Patchogue, East Patchogue, NY                                       23.0                      $          0           --
40 Cragwood, South Plainfield, NJ                                         7.0                      $          0           --
Giralda Farms , Chatham County, NJ                                      113.0                      $130,000,000           --
Valhalla Land, Valhalla, NY                                              52.7                      $212,000,000           --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                              226.5    $ 45,070,297      $369,529,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                        $113,493,218      $657,666,000
--------------------------------------------------------------------------------------------------------------------------------
Investments that reached realization during 2002
------------------------------------------------
Melville Expressway Corporate Center, Melville, NY
   (Phase I)                                          277,500
103 JFK Expressway, Short Hills, NJ                   123,000
400 Moreland Road, Commack, NY                         57,050
--------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                              8,142,015  $1,089,838,191    $1,089,838,191        96.4%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                                  $1,203,331,409    $1,747,504,191
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                                                                        Estimated               Anticipated
STAGE / PROPERTY                                                   Stabilization Date (a)    Stabilized Return (a)
------------------------------------------------------------------------------------------------------------------
Projects in Planning
--------------------
Melville Square Corporate Center II, Melville, NY                        Q3 2003
University Square , Princeton, NJ                                        Q4 2003
Melville Expressway Corporate Center, Melville, NY ( Phase II)           Q4 2003
Reckson Executive Park, Rye Brook, NY                                    Q4 2003
AIP 2001, Islip, NY                                                      Q4 2002
Landmark 7, Stamford, CT                                                 Q1 2003
Giralda Farms , Morris County, NJ                                        Q1 2004
------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                                                                         12.0%
------------------------------------------------------------------------------------------------------------------
LAND
----
70 Andrews Road, Hicksville, NY                                            --
Old Willets Path, Hauppauge, NY                                            --
Eagle Rock 3, East Hanover, NJ                                             --
AIP Recapture, Islip, NY                                                   --
AIP, Islip NY                                                              --
AIP, Islip NY                                                              --
East Patchogue, East Patchogue, NY                                         --
40 Cragwood, South Plainfield, NJ                                          --
Giralda Farms , Chatham County, NJ                                         --
Valhalla Land, Valhalla, NY                                                --
------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                                                                         11.0%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                                                          11.4%
------------------------------------------------------------------------------------------------------------------
Investments that reached realization during 2002
------------------------------------------------
Melville Expressway Corporate Center, Melville, NY
   (Phase I)
103 JFK Expressway, Short Hills, NJ
400 Moreland Road, Commack, NY
------------------------------------------------------------------------------------------------------------------
TOTAL REALIZED VALUE CREATION PROJECTS                                                             12.7%
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

(a) Forward looking statement based upon management's estimates. Actual results may differ materially.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
UNCONSOLIDATED REAL ESTATE JOINT VENTURES



 BALANCE SHEETS                                                       June 30,      December 31,
(in thousands)                                                         2002            2001
                                                                    (Unaudited)     (Unaudited)
ASSETS
--------------------------------------------------------------------------------------------------
Commercial real estate property, at cost:
   Land                                                              $ 3,462        $ 3,462
   Building and improvements                                          20,719         20,711
Furniture, fixtures, and equipment                                        15             15
--------------------------------------------------------------------------------------------------

                                                                      24,196         24,188
Less: accumulated depreciation                                        (4,531)        (4,081)
--------------------------------------------------------------------------------------------------
        Investment in real estate, net of accumulated depreciation    19,665         20,107
Cash and cash equivalents                                                320            271
Tenant receivables                                                       114            172
Deferred rents receivable                                                905            960
Prepaid expenses and other assets                                        311            306
Deferred leasing and loan costs                                          152            161
--------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                         $21,467        $21,977
--------------------------------------------------------------------------------------------------

LIABILITIES AND PARTNERS' CAPITAL
--------------------------------------------------------------------------------------------------

LIABILITIES:
Mortgage note payable                                                $12,808        $13,057
Accrued expenses and other liabilities                                   919            995
--------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                             13,727         14,052
--------------------------------------------------------------------------------------------------

PARTNERS' CAPITAL                                                      7,740          7,925

--------------------------------------------------------------------------------------------------
        TOTAL PARTNERS' CAPITAL                                        7,740          7,925
--------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND PARTNERS' CAPITAL                              $21,467        $21,977
--------------------------------------------------------------------------------------------------



STATEMENTS OF OPERATIONS
(in thousands)
                                                                       Three Months Ended           Six Months Ended
                                                                           June 30,                     June 30,
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES                                                              2002           2001           2002             2001
-----------------------------------------------------------------------------------------------------------------------------------
       Base Rents                                                    $   909        $   903        $ 1,536         $ 1,808
       Other Income                                                        0              1              0               4
       Tenant escalations and reimbursements                              57             63             79             142


-----------------------------------------------------------------------------------------------------------------------------------
       Total Operating Revenues                                          966            967          1,615           1,954
-----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
       Property operating expenses                                       181            169            326             323
       Real estate taxes                                                 129            124            256             236
       Marketing, general and administrative                              11             12             25              25
       Depreciation and amortization                                     229            228            459             460
       Interest expense                                                  284            309            571             606
-----------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                                    834            843          1,637           1,650
-----------------------------------------------------------------------------------------------------------------------------------

       Net Income (Loss)                                             $   132        $   125        $   (22)        $   304
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
RSVP (AND IT'S EQUITY INVESTMENTS)
Combined Balance Sheets
(amounts in thousands)


                                                (UNAUDITED)   (AUDITED)
                                                  JUNE 30,   DECEMBER 31,
                                                   2002          2001
                                                -----------  ------------

Assets
------
     Cash and other assets                      $ 376,240    $ 358,985

     Equity investments                         $ 133,676      135,416
                                                ---------    ---------
        Total assets                            $ 509,916    $ 494,401
                                                =========    =========

Liabilities
-----------

     Accounts payable and accrued expenses      $  10,375       10,546

     Long term debt                             $ 254,639      234,449

     Other liabilities                          $  15,093       15,878
                                                ---------    ---------
        Total liabilities                       $ 280,107    $ 260,873
                                                ---------    ---------

Member's equity (a)
-------------------

     Preferred equity                           $ 150,734      153,340

     Common equity                              $  86,779       87,892

     Offering costs                                (7,704)      (7,704)
                                                ---------    ---------
        Total member's equity                     229,809      233,528
                                                ---------    ---------
        Total liabilities and member's equity   $ 509,916    $ 494,401
                                                =========    =========



-------------------------------------------------------------------------------
(a) RSVP has guaranteed $8 million of secured first mortgage debt to third party financial institutions with respect to the Resort platform.
-------------------------------------------------------------------------------



                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

-------------------------------------------------------------------------------
RSVP
Summary of Invested Capital

The following table sets forth the Company's invested capital (before valuation reserves) in RSVP controlled (REIT-qualified) joint ventures and amounts which were advanced under the RSVP Commitment to FrontLine, for its investment in RSVP controlled investments:


(amounts in thousands)


-------------------------------------------------------------------------------------------------
                                           RSVP CONTROLLED        AMOUNTS
                PLATFORM                   JOINT VENTURES         ADVANCED               TOTAL
-------------------------------------------------------------------------------------------------
Privatization (Prisons/Gov't offices)        $ 21,480             $  3,520             $ 25,000

Student housing                                18,086                3,935               22,021

Medical office                                 20,185                   --               20,185

Parking                                            --                9,091                9,091

Resorts                                            --                8,057                8,057

Net leased retail                                  --                3,180                3,180

Other assets and overhead                          --               21,598               21,598
                                             --------------------------------------------------
Total                                        $ 59,751             $ 49,381             $109,132
                                             ==================================================



-------------------------------------------------------------------------------

Included in these investments is approximately $17.5 million of cash that has been contributed to the respective RSVP controlled joint ventures or advanced under the RSVP Commitment to FrontLine and is being held, along with cash from the preferred investors.

At June 30, 2002, the net carrying value of the Company's investments in FrontLine loans, including advances under the RSVP commitment and RSVP controlled joint ventures is approximately $65 million.

-------------------------------------------------------------------------------





                        Reckson Associates Realty Corp.
 Supplemental Operating and Financial Data for the Quarter Ended June 30, 2002

--------------------------------------------------------------------------------
RSVP
Summarized Platform Balance Sheets as of June 30,  2002 (unaudited)
(amounts in thousands)
----------------------

                                                                  ------------------------------------------------------
                                                                                     STUDENT       MEDICAL
                                                                  PRIVATIZATION      HOUSING       OFFICE       PARKING
                                                                  ------------------------------------------------------
ASSETS:
-------
                Real estate assets                                  $      --       $ 287,091     $  59,096    $ 56,722
                Other assets                                           75,362          40,037        50,548    $  5,459
                                                                  ------------------------------------------------------
                     Total Assets                                   $  75,362       $ 327,128     $ 109,644    $ 62,181
                                                                  ======================================================


LIABILITIES:
------------
                Accounts payable & other liabilities                $      --       $  20,822     $   1,384    $  2,278
                Property related debt                                                 254,639        44,461    $ 31,136
                                                                  ------------------------------------------------------
                     Total Liabilities                                     --         275,461        45,845      33,414
                                                                  ------------------------------------------------------

PARTNER'S CAPITAL
-----------------
                RSVP / RAP capital                                     75,362          51,850        59,093    $ 19,559
                Other partners (2)                                         --            (183)        4,706    $  9,208
                                                                  ------------------------------------------------------
                     Total Partner's Capital                           75,362          51,667        63,799      28,767
                                                                  ------------------------------------------------------


                                                                  ------------------------------------------------------
                     Total Liabilities and Partner's Capital        $  75,362       $ 327,128     $ 109,644    $ 62,181
                                                                  ======================================================
                                                                  --------------------------------------
                                                                               NET LEASED
                                                                   RESORTS       RETAIL       OTHER (1)
                                                                  -------------------------------------
ASSETS:
-------
                Real estate assets                                $ 59,784      $  6,174      $     --
                Other assets                                        12,304         2,255         7,452
                                                                  ------------------------------------
                     Total Assets                                 $ 72,088      $  8,429      $  7,452
                                                                  ====================================


LIABILITIES:
------------
                Accounts payable & other liabilities              $  7,261      $    954      $     --
                Property related debt                               23,675         4,162            --
                                                                  ------------------------------------
                     Total Liabilities                              30,936         5,116            --
                                                                  ------------------------------------

PARTNER'S CAPITAL
-----------------
                RSVP / RAP capital                                  23,289         3,313         7,452
                Other partners (2)                                  17,863            --            --
                                                                  ------------------------------------
                     Total Partner's Capital                        41,152         3,313         7,452
                                                                  ------------------------------------


                                                                  ------------------------------------
                     Total Liabilities and Partner's Capital      $ 72,088      $  8,429      $  7,452
                                                                  ====================================


--------------------------------------------------------------------------------
(1) Represents note receivable collateralized by interests in certain senior living facilities, less impairment allowances.
(2)  Includes amounts that are subordinated to RSVP / RAP capital
(3)  Reflects carrying value of investment
--------------------------------------------------------------------------------